UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

American Superconductor Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERICAN SUPERCONDUCTOR CORPORATION

114 East Main Street

Ayer, Massachusetts 01432

Notice of Annual Meeting of Stockholders to

be Held on Friday, August 2, 2024

The Annual Meeting of Stockholders (the “Annual Meeting”) of American Superconductor Corporation (“AMSC”) will be held via a completely virtual format through a live audio-only webcast hosted online at www.virtualshareholdermeeting.com/AMSC2024 on Friday, August 2, 2024 at 10:30 a.m., Eastern Time. The Annual Meeting will be held exclusively online and you will not be able to attend the Annual Meeting physically. You will be able to vote your shares electronically and submit questions during the meeting by logging into the website listed above using the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied our proxy materials. Online check-in will begin at 10:15 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

At the Annual Meeting, AMSC’s stockholders will consider and act upon the following matters:

1.

To elect Laura A. Dambier, Arthur H. House, Margaret D. Klein, Barbara G. Littlefield, Daniel P. McGahn and David R. Oliver, Jr. as directors of AMSC for a term of office expiring at the 2025 annual meeting of stockholders.

2.	To approve an amendment and restatement of AMSC’s 2022 Stock Incentive Plan to add 3,250,000 shares to the total number of shares available for issuance thereunder.

3.	To approve an amendment to AMSC’s Amended and Restated 2007 Director Stock Plan to add 150,000 shares to the total number of shares available for issuance thereunder.

4.

To approve an amendment to AMSC’s Restated Certificate of Incorporation, as amended, to provide for exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware.

5.	To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent registered public accounting firm for the current fiscal year.

6.	To approve, on an advisory basis, the compensation of AMSC’s named executive officers.

7.	To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Stockholders of record at the close of business on June 6, 2024 will be entitled to notice of and to vote at the Annual Meeting or any continuation, postponement or adjournment thereof. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 114 East Main Street, Ayer, MA 01432 for a period of ten days prior to the Annual Meeting and will be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or proxy card or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE VIRTUAL ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY (1) OVER THE INTERNET, (2) BY TELEPHONE, OR (3) BY MAIL. FOR SPECIFIC INSTRUCTIONS, PLEASE REFER TO THE QUESTIONS AND ANSWERS BEGINNING ON THE FIRST PAGE OF THE PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY CARD RELATING TO THE VIRTUAL ANNUAL MEETING.

By Order of the Board of Directors,

John R. Samia, Secretary

Ayer, Massachusetts

June 20, 2024

i

ii

AMERICAN SUPERCONDUCTOR CORPORATION

114 East Main Street

Ayer, Massachusetts 01432

PROXY STATEMENT

For the Annual Meeting of Stockholders to be Held on Friday, August 2, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors, or Board, of American Superconductor Corporation, or AMSC, for use at the Annual Meeting of Stockholders, or Annual Meeting, to be held via a completely virtual format through a live audio-only webcast hosted online at www.virtualshareholdermeeting.com/AMSC2024 on Friday, August 2, 2024, beginning at 10:30 a.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. On or about June 20, 2024, we are releasing this proxy statement together with our annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, or 2023 Annual Report, and other information required by the rules of the Securities and Exchange Commission, or SEC, to our stockholders of record on the record date for the meeting. Our 2023 Annual Report is provided without exhibits. Exhibits will be provided, at no charge, upon written request addressed to American Superconductor Corporation, 114 East Main Street, Ayer, MA 01432, Attention: Investor Relations.

Our fiscal year begins on April 1 and ends on March 31. When we refer to a particular fiscal year, we are referring to the fiscal year ended or ending on March 31 of the following year. For example, fiscal 2023 refers to the fiscal year ended March 31, 2024.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on August 2, 2024

AMSC’s proxy statement and annual report are available at

www.proxyvote.com

The following proxy materials are available for review at www.proxyvote.com:

•	our 2024 proxy statement;

•	our 2023 Annual Report; and

•	any amendments or supplements to our proxy materials that are filed with the SEC.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because AMSC’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, AMSC is making this proxy statement and its 2023 Annual Report available to certain of its stockholders electronically via the Internet. On or about June 20, 2024, we mailed to these stockholders a Notice of Internet Availability of Proxy Materials, or Internet Notice, containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, then you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. Some of our stockholders received printed copies of our proxy statement, 2023 Annual Report and proxy card. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of the directors named in this proxy statement, the approval of an amendment and restatement of our 2022 Stock Incentive Plan, the approval of an amendment to our Amended and Restated 2007 Director Stock Plan, the approval of an amendment to our Restated Certificate of Incorporation, as amended, to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware, the ratification of the appointment of our independent registered public accounting firm and the approval, on an advisory basis, of the compensation of our named executive officers. Stockholders may also consider such other business as may properly come before the meeting. We are not aware of any other business to be brought before the meeting. If any other business is properly brought before the meeting, the designated officers serving as proxies will vote in accordance with their best judgment.

Who is entitled to vote?

You are entitled to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting, only if you were a stockholder of record at the close of business on the record date, June 6, 2024, or if you hold a valid proxy for the Annual Meeting. The number of stockholders of record as of the June 6, 2024 record date was 168. Holders of shares of our common stock are entitled to one vote per share.

Why is AMSC hosting the Annual Meeting in a virtual meeting format only?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Because our Annual Meeting is being held virtually over the internet, when we refer to “in person” for aspects pertaining to the Annual Meeting, we mean live virtual attendance through the means described in this proxy statement.

How do I attend the virtual Annual Meeting?

Stockholders of record as of June 6, 2024 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/AMSC2024. To join the Annual Meeting, you will need to have your 16-digit control number which is included on your Internet Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied the proxy materials.

Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you subsequently decide not to attend the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 10:30 a.m. Eastern Time on August 2, 2024. We encourage our stockholders to access the meeting website prior to the start time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.

Log in Procedures. To attend the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/AMSC2024 to log in. Stockholders will need their unique 16-digit control number included in your Internet Notice (printed in the box and marked by the arrow), proxy card or the instructions that accompanied the proxy materials. If your shares are held in “street name” (through a bank, broker or other nominee), you should contact your bank, broker or other nominee as soon as possible to obtain your 16-digit control number or otherwise vote through the bank, broker or other nominee.

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Technical Assistance. Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have technicians ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting website log-in page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live questions and answers session, during which we intend to answer questions submitted online during the meeting that are pertinent to AMSC and the meeting matters, for up to fifteen minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How do I attend the virtual Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to two questions, each up to a maximum of 1000 characters, in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of AMSC or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since we filed our most recent quarterly or annual report with the SEC;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.

Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

Additional information regarding the question and answer session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How do I attend the virtual Annual Meeting?”.

What constitutes a quorum?

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. As of the June 6, 2024 record date, 36,998,193 shares of our common stock were outstanding and entitled to vote.

How do I vote?

If you are a stockholder of record, meaning your shares are registered in your name, you may vote:

(1) Over the Internet: Go to the website of our tabulator, Broadridge, at www.proxyvote.com. Use the 16-digit control number printed on your Internet Notice, proxy card or the instructions that accompanied the proxy materials to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2) By Telephone: Call 1-800-690-6903, toll free from the U.S. and Canada, and follow the instructions on your proxy card. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3) By Mail: Complete and sign your proxy card and mail it in the accompanying postage prepaid envelope to Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

(4) In Person during the Virtual Annual Meeting: You may attend the virtual Annual Meeting and vote during the meeting even if you have already voted by proxy. To vote during the meeting, visit www.virtualshareholdermeeting.com/AMSC2024 on the day of the meeting; you will need the 16-digit control number provided on your Internet Notice or proxy card.

If your shares are held in “street name,” meaning they are held for your account by a bank, broker or other nominee, you may vote:

(1) Over the Internet or by Telephone: You will receive instructions from your bank, broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.

(2) By Mail: You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3) In Person during the Virtual Annual Meeting: If your shares are not registered in your own name and you would like to vote your shares electronically at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or instructions on how to vote at the meeting through the bank or broker.

Can I change my proxy after I return my proxy card?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:

(1) Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2) Sign a new proxy card and submit it as instructed above. Only your latest dated proxy card will be counted.

(3) Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Will my shares be voted if I don’t return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy card or voting at the Annual Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under applicable stock exchange rules, if you do not give instructions to your bank, broker or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, such as the ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm, but will not be allowed to vote your shares with respect to certain “non-discretionary” items, such as the election of directors, the approval of an amendment and restatement of our 2022 Stock Incentive Plan, the approval of an amendment to our Amended and Restated 2007 Director Stock Plan, the approval of an amendment to our Restated Certificate of Incorporation, as amended, to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware, and the approval, on an advisory basis, of the compensation of our named executive officers. In the case of “non-discretionary” items, shares for which your bank, broker or other nominee does not receive voting instructions will be treated as “broker non-votes.”

What is the vote required to approve each matter?

(1) Election of Directors. Directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on the election. This means that the six nominees receiving the most affirmative votes will be elected as directors at the Annual Meeting. Votes withheld and “broker non-votes” will have no effect on the outcome of the election of directors.

(2) Approval of an Amendment and Restatement of Our 2022 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for approval of an amendment and restatement of our 2022 Stock Incentive Plan. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

(3) Approval of an Amendment to Our Amended and Restated 2007 Director Stock Plan. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for approval of an amendment to our Amended and Restated 2007 Director Stock Plan. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

(4) Approve an Amendment to Our Restated Certificate of Incorporation, as Amended. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of an amendment to our restated certificate of incorporation, as amended, to provide for exculpation of officers. Abstentions and “broker non-votes” will have the effect of a vote against the proposal.

(5) Ratification of the Appointment of our Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the ratification of the appointment by the Audit Committee of RSM as our independent registered public accounting firm for the current fiscal year. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, we do not expect any “broker non-votes” in connection with this proposal.

(6) Approval, on an Advisory Basis, of Named Executive Officer Compensation. The affirmative vote of the holders of a majority of shares of common stock voting on the matter is required for the approval, on an advisory basis, of the compensation of our named executive officers. Abstentions and “broker non-votes” will have no effect on the outcome of the proposal. This proposal is non-binding.

Who will count the votes?

Our Board of Directors has appointed a representative of Broadridge Financial Solutions to serve as the inspector of elections at the Annual Meeting and to tabulate the votes.

Are there other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board of Directors does not know of any other matters which may come before the meeting, other than the matters described in this proxy statement. Should any other matter requiring a vote of our stockholders arise and be properly presented at the Annual Meeting, the proxy for the

Annual Meeting confers upon the persons named in the proxy and designated to vote the shares discretionary authority to vote, or otherwise act, with respect to any such matter in accordance with their best judgment.

Our Board encourages stockholders to attend the virtual Annual Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the virtual Annual Meeting may vote their stock personally even though they may have sent in their proxies.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of June 6, 2024, or such earlier date as indicated below, by:

•	Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	Each of our directors;

•	Each of our “named executive officers” (as defined in the “Compensation Discussion and Analysis” section of this proxy statement); and

•	All directors and executive officers as a group.

Unless otherwise provided, the address of each individual listed below is c/o American Superconductor Corporation, 114 East Main Street, Ayer, Massachusetts 01432.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (2)

Five Percent Stockholders

AWM Investment Company, Inc. and related group (3)	2,228,301	6.0%

c/o Special Situations Funds 527 Madison Avenue Suite 2600, New York, NY 10022

Baillie Gifford & Co. (4) Calton Square 1 Greenside Row Edinburgh EH1 3AN Scotland, United Kingdom	2,086,279	5.6%

Directors

Daniel P. McGahn (5)	1,069,113	2.9%

Laura A. Dambier (6)	23,519	*

Arthur H. House (7)	55,727	*

Margaret D. Klein (8)	23,519	*

Barbara G. Littlefield (9)	35,611	*

David R. Oliver, Jr.	58,068	*

Other Named Executive Officers

John W. Kosiba, Jr. (10)	357,255	*

All directors and executive officers as a group (7 persons) (11)	1,622,812	4.4%

*	Less than 1%.

(1)

The inclusion of any shares of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after June 6, 2024, and any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options. Except as indicated by the footnotes below, we believe that the persons and entities named in the table above have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

(2)

To calculate the percentage of outstanding shares of common stock held by each stockholder, the number of shares deemed outstanding includes 36,998,193 shares outstanding as of June 6, 2024, plus any shares subject to outstanding stock options or warrants currently exercisable or exercisable within 60 days after June 6, 2024 held by the stockholder in question.

(3)

Information is derived from the Schedule 13G/A filed on February 14, 2024 by AWM Investment Company, Inc., a Delaware Corporation, the investment adviser to Special Situations Cayman Fund, L.P., Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P., which is as of December 31, 2023. According to the Schedule 13G/A, AWM Investment Company, Inc. has sole voting and dispositive power over all 2,228,301 shares.

(4)

Information is derived from the Schedule 13G/A filed on January 30, 2024 by Baillie Gifford & Co. and is as of December 29, 2023. According to the Schedule 13G/A, Baillie Gifford & Co. has sole voting power over 1,825,538 of such shares and sole dispositive power over all 2,086,279 shares.

(5)	Includes 478,334 shares subject to certain restrictions on transfer and a risk of forfeiture in favor of AMSC and 11,992 shares held indirectly through AMSC’s 401(k) plan.

(6)	Includes 10,282 shares subject to outstanding stock options.

(7)	Includes 9,703 shares subject to outstanding stock options.

(8)	Includes 10,282 shares subject to outstanding stock options.

(9)	Includes 5,939 shares subject to outstanding stock options.

(10)	Includes 198,000 shares subject to certain restrictions on transfer and risk of forfeiture in favor of the Company and 9,119 shares held indirectly through AMSC’s 401(k) plan.

(11)

Includes 36,206 shares subject to outstanding stock options, 676,334 shares subject to certain restrictions on transfer and risk of forfeiture in favor of the Company and 21,111 shares held indirectly through AMSC’s 401(k) plan.

CORPORATE GOVERNANCE

Our Board has long believed that good corporate governance is important to ensure that AMSC is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our committee charters, corporate governance guidelines and code of business conduct and ethics described below have been posted in the “Corporate Governance” section of the “Investors” page of our website at www.amsc.com. Alternatively, you can request a copy of any of these documents by writing to our Investor Relations department at 114 East Main Street, Ayer, Massachusetts 01432 or by calling (978) 399-8344.

Members of the Board

Set forth below, for each director, are his or her name and age, his or her positions (if any) with us, his or her principal occupation and business experience during at least the past five years, the names of other public companies of which he or she has served as a director during at least the past five years and the year of the commencement of his or her term as a director of AMSC. Each of the individuals named below is a nominee for election to our Board at the Annual Meeting. There are no family relationships among any of our directors and executive officers.

Laura A. Dambier, age 65, has been President of Insurance Capital Consulting LLC, a Connecticut limited liability company, an expert witness and consulting firm specializing in insurance operations, since July 2022. Ms. Dambier also has served as an independent consultant since January 2017. From January 1997 to April 2015, she worked at Lincoln Financial Group, which has over $200 billion in assets under management and operates multiple insurance and investment management businesses through subsidiary companies, where she held a series of positions of increasing responsibility culminating as Senior Vice President, Partner Solutions for Life, Claims and Distribution, and a member of the firm’s corporate leadership group. Ms. Dambier led Lincoln Financial’s Partner Solutions, a corporate shared services organization located across four operating locations. Prior to Lincoln Financial, Ms. Dambier also previously served in positions at the U.S. Senate and the American Embassy in Germany. We believe Ms. Dambier’s qualifications to sit on our Board include her broad experience in operations, strategic planning, merger and acquisition integration, financial management, risk management and technology, and her extensive leadership in business, government and not-for-profit organizations. Ms. Dambier has been a director of our company since June 2022.

Arthur H. House, age 81, has been a partner at Cybersecurity Risk Associates, LLC, a Connecticut limited liability company, that advises clients on improving their cybersecurity, compliance and privacy programs, since May 2020. Mr. House also has served as an adjunct professor at the University of Connecticut since March 2020. From April 2020 to December 2020, he served as a cybersecurity policy advisor to the Secretary of State of the State of Connecticut. From October 2016 to October 2019, Mr. House served as Chief Cybersecurity Risk Officer for the State of Connecticut. From June 2012 until October 2016, he was chairman of the Connecticut Public Utilities Regulatory Authority. From January 2009 until May 2012, Mr. House served as Director of Communications of the Office of the Director of National Intelligence and as head of internal and external communications for the National Geospatial-Intelligence Agency, a combat support agency for the U.S. Department of Defense. From January 2002 until January 2009, he served as Senior Vice President of Public Affairs at Connecticut-based Webster Bank, a bank that provides business and consumer banking, mortgage, insurance, trust and investment services. Mr. House has also previously served in various positions at the World Bank, the National Security Council and the U.S. Senate. We believe Mr. House’s qualifications to sit on our Board include his extensive experience in the utility and cybersecurity industries, his international business and government relations experience and work in both internal and external corporate communications. Mr. House has been a director of our company since September 2016.

Margaret D. Klein, age 67, has been a professor of ethical leadership at the Naval War College since June 2017. From June 2017 to December 2022, she served as Dean of the College of Leadership and Ethics at the Naval War College. From 1981 to 2017, Ms. Klein served in the United States Navy and held the rank of Rear Admiral at the time of her retirement. As Rear Admiral Klein, she served as the Secretary of Defense’s Advisor for Military Professionalism. She served as Chief of Staff for U.S. Cyber Command and in 2008 served as

Director of Operations for the Navy’s Network Warfare Command. In 2011, Ms. Klein commanded an American military force of five ships, 30 aircraft and over 3,300 Sailors and Marines in combat operations in the Mediterranean Sea. She served as the 82nd Commandant of Midshipmen at the U.S. Naval Academy, where she was responsible for 4,400 Navy and Marine Corps officer candidates. Ms. Klein also commanded an aviation squadron and wing. We believe Ms, Klein’s qualifications to sit on our Board include her extensive leadership and management experience gained while serving as a senior officer in the United States Navy and in government and not-for-profit organizations. Ms. Klein has been a director of our company since June 2022.

Barbara G. Littlefield, age 66, has been Chairwoman and Lead Operating Director at Resilient Infrastructure Group, a developer of a full range of distributed water and wastewater solutions as a service for private and municipal clients that solve site-specific treatment needs, since February 2021. From August 2014 to May 2020, she served as chief financial officer of Poseidon Water LLC, a leading developer of water infrastructure projects in North America. From September 2013 until August 2014, Ms. Littlefield served as senior vice president, strategy and corporate development, of Poseidon Water LLC. From February 2011 until May 2013, she was senior vice president of corporate development and a board member of Drax Biomass International Inc., an enterprise securing upstream biomass supply for large British electricity generators. From 2006 to 2010, Ms. Littlefield was an executive vice president and chief financial officer of Verenium Corporation, a joint venture company formed to commercialize second generation biofuels technology. We believe Ms. Littlefield’s qualifications to sit on our Board include her extensive financial and strategic management experience and her particular knowledge of large infrastructure projects. Ms. Littlefield has been a director of our company since May 2019.

Daniel P. McGahn, age 52, has been our chairman of the Board since July 2018, chief executive officer since June 2011 and president since December 2009. Mr. McGahn also served as our chief operating officer from December 2009 until May 2011, as senior vice president and general manager of our AMSC Superconductors business unit from May 2008 until December 2009 and vice president of our AMSC Superconductors business unit from January 2008 to May 2008. Previously, Mr. McGahn was our vice president of strategic planning and development from December 2006 to January 2008. From 2003 to 2006, Mr. McGahn served as executive vice president and chief marketing officer of Konarka Technologies, which develops and commercializes Konarka Power Plastic®, a material that converts light to electricity. We believe Mr. McGahn’s qualifications to sit on our Board include his extensive experience with our company, including serving as our president since December 2009 and our chief executive officer since June 2011, experience in the power electronics industry and with technology companies, and strategic planning expertise gained while working in senior management and as a consultant for other public and private companies. Mr. McGahn has been a director of our company since June 2011.

David R. Oliver, Jr., age 82, is currently an independent consultant. He served as a strategic advisor, mergers and acquisitions, for European Aeronautic Defense and Space Company North America (EADS NA), a European aerospace corporation, from January 2012 until July 2013. From January 2008 until December 2011, Mr. Oliver served as executive vice president and chief operating officer for EADS NA. Mr. Oliver also served as chief executive officer of the defense division of EADS NA for most of the four years preceding January 2008 except when he was running the EADS NA portion of the capture effort for the Air Force Tanker program. Before joining EADS NA, Mr. Oliver was stationed in Baghdad as Director of Management and Budget for the Coalition Forces. Prior to that, he served as the United States’ Principal Deputy Undersecretary of Defense for Acquisition and Technology. Mr. Oliver also previously held management positions at both Westinghouse Electric and Northrop Grumman. In the Navy, he commanded diesel and nuclear submarines as well as two submarine groups during the Cold War. His last Navy appointment was as Principal Deputy to the Assistant Secretary of the Navy for Research, Development and Acquisition. Rear Admiral (retired) Oliver’s military decorations include the Defense and Navy Distinguished Service Medals as well as six awards of the Legion of Merit. We believe Mr. Oliver’s qualifications to sit on our Board include his extensive leadership, management and budgeting experience gained while serving as a senior officer in the United States Navy and at EADS, NA, and his valuable corporate governance experience gained while serving as a director for other public and private companies. Mr. Oliver has been a director of our company since September 2006.

Summary of Board Diversity

In addition to the director qualifications described in our corporate governance guidelines, the following chart includes demographic information regarding our directors.

Further information on each nominee’s qualifications and relevant experience is provided in the individual biographical descriptions above.

Demographics	Dambier	House	Klein	Littlefield	McGahn	Oliver

Age	65	81	67	66	52	82

Gender Identity	F	M	F	F	M	M

African American or Black

Alaskan Native or Native American

Asian

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White	●	●	●	●	●	●

LGBTQ+

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of AMSC and our stockholders. These guidelines, which provide a framework for the conduct of our Board’s business, provide that:

•	The principal responsibility of our directors is to oversee the management of our company;

•	A majority of the members of our Board shall be independent directors;

•	The independent directors meet regularly in executive session;

•	Our Board, in conjunction with the Compensation Committee, is responsible for reviewing and approving a management succession plan, including succession planning for our chief executive officer;

•	Directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	Management will provide an orientation program for new directors and additional educational sessions for all directors as appropriate; and

•	At least annually, our Board and its committees will conduct a self-evaluation to assess whether they are functioning effectively.

Board Determination of Independence

Under applicable rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Ms. Dambier, Mr. House, Ms. Klein, Ms. Littlefield and Mr. Oliver does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Rules.

Director Nomination Process

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines, such as the candidate’s integrity, business acumen, knowledge of our business and industry, experience, interest and ability to understand conflicting interests of our various constituencies and ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

Our Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In addition, the Board is committed to attracting highly qualified candidates with diverse backgrounds, including highly qualified women, minority and LGBTQ+ candidates, with diverse skills and experiences as part of each Board search we undertake.

Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee of our Board by submitting the stockholder’s name, address and number of shares of our stock held, and the candidate’s name, age, address and resume to our Corporate Secretary at American Superconductor Corporation, 114 East Main Street, Ayer, Massachusetts 01432. Our Nominating and Corporate Governance Committee and Board will evaluate stockholder-recommended candidates using the criteria described above. If our Board decides to nominate a stockholder-recommended candidate, then we will include his or her name in the proxy statement and proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or our Board, by following the procedures set forth under “Stockholder Proposals for 2025 Annual Meeting.” Candidates nominated by stockholders in accordance with the procedures set forth in our bylaws will not be included in our proxy statement for the next annual meeting.

Board Meetings and Attendance

Our Board met nine times during fiscal 2023, either in person or by teleconference. During fiscal 2023, each director attended at least 92% of the aggregate number of Board meetings held during the period for which he or she was a director and meetings held by all committees during the period in which he or she then served.

Director Attendance at Annual Meeting of Stockholders

Each of our then-current directors attended the 2023 Annual Meeting of Stockholders. Our corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders.

Board Leadership Structure

Mr. McGahn, our chief executive officer, has served as chairman of the Board since July 27, 2018. Our corporate governance guidelines provide the Nominating and Corporate Governance Committee with flexibility to assess our leadership structure on an ongoing basis and determine whether the positions of chief executive officer and chairman of the Board should be separate. Our Board has determined that it is in the best interests of our company and our stockholders to have the same individual serve as chief executive officer and chairman of the Board for the following reasons:

•

Our chief executive officer is more familiar with our business and strategy than a non-employee chairman would be and is thus better positioned to focus our Board’s agenda on the key issues facing our company;

•	A single chairman and chief executive officer provides strong and consistent leadership for our company, without risking overlap or conflict of roles;

•	Oversight of our company is the responsibility of our Board as a whole, and the Board chairman responsibility can be properly discharged by our chief executive officer; and

•	Our Lead Director can provide similar benefits to those associated with an independent chairman.

In the event that the chairman of the Board is not an independent director, our corporate governance guidelines provide that the Nominating and Corporate Governance Committee may recommend an independent director to serve as Lead Director, who shall be approved by a majority of independent directors. The Lead Director has the following duties:

•	Chair any meeting of the Board at which the chairman of the Board is not present, including any executive sessions of the independent directors;

•	Have the authority to call an executive session of the independent directors;

•	Meet with any director who is not adequately performing his or her duties as a member of the Board or any committee;

•

Facilitate communications between other members of the Board and the chairman of the Board and/or the chief executive officer; however, each director is free to communicate directly with the chairman of the Board and with the chief executive officer;

•	Work with the chairman of the Board to determine the frequency and length of the Board meetings and determine the need for special meetings of the Board;

•	Provide input to the agenda for each Board meeting to the chairman of the Board; and

•	Otherwise consult with the chairman of the Board and/or the chief executive officer on matters relating to corporate governance and Board performance.

On August 8, 2023, the Nominating and Corporate Governance Committee recommended, and all of our independent directors approved, the appointment of Mr. House as Lead Director. Mr. House will serve as Lead Director until the Annual Meeting.

Board Committees

Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted in the “Corporate Governance” section of the “Investors” page of our website, www.amsc.com. Our Board has determined that all of the members of each of our Board’s three standing committees are independent as defined under the Nasdaq Rules, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3(c) promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and, in the case of all members of the Compensation Committee, the independence requirements specific to compensation committee members under the Nasdaq Rules.

Audit Committee

The Audit Committee’s responsibilities include:

•	Sole and direct responsibility for appointing, compensating, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•	Taking, or recommending that the full Board take, appropriate action to oversee the independence of our independent registered public accounting firm;

•

Sole and direct responsibility for overseeing the work of our independent registered public accounting firm, including resolution of disagreements between our management and independent registered public accounting firm regarding financial reporting;

•	Reviewing and discussing with management and the independent registered public accounting firm, and approving, our annual and quarterly financial statements and related disclosures;

•	Monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•

Discussing policies with respect to our assessment and management of risk (both financial and non-financial, including information security), including guidelines and policies to govern the process by which our exposure to risk is monitored, controlled and reported;

•	Overseeing our internal audit function;

•	Establishing procedures for the receipt, retention and treatment of accounting-related complaints and concerns;

•	Meeting independently with our internal auditing staff, independent registered public accounting firm and management;

•	Reviewing and approving or ratifying related person transactions; and

•	Preparing the Audit Committee Report required by SEC rules (which is included on page 17 of this proxy statement).

The current members of the Audit Committee are Mr. Oliver (chairman), Ms. Dambier and Ms. Littlefield. The Audit Committee met four times during fiscal 2023. Our Board has determined that each of Mr. Oliver and Ms. Littlefield is an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	Reviewing and making a recommendation to our Board with respect to the chief executive officer’s compensation;

•	Reviewing and approving the compensation of our other executive officers;

•	Overseeing an evaluation of our senior executives;

•	Overseeing and administering our incentive compensation and equity-based plans;

•

Retaining, in its sole discretion, and being directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel, or other advisors as it deems necessary or appropriate to carry out its responsibilities;

•	Overseeing and administering compliance with our compensation recovery policy as required by applicable SEC and Nasdaq rules;

•	Reviewing and making recommendations to our Board with respect to director compensation;

•	Reviewing and making recommendations, upon our Board’s request, to our Board relating to management succession planning;

•	Reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 18 of this proxy statement; and

•	Preparing the Compensation Committee Report, if required by SEC rules, which is included on page 43 of this proxy statement.

Consistent with the requirements of applicable law and our company’s equity-based plans, the Compensation Committee has the authority to delegate to one or more executive officers of our company the power to grant rights or options to acquire shares of our company’s common stock to employees of our company who are not directors or executive officers of our company.

The current members of the Compensation Committee are Mr. House (chairman), Ms. Littlefield and Ms. Klein. The Compensation Committee met seven times during fiscal 2023.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•

Identifying individuals qualified to become Board members, consistent with criteria approved by our Board and recommending to our Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by our Board to fill any vacancies on our Board;

•	Recommending to our Board the persons to be elected to each of our Board’s committees;

•	Developing and recommending to our Board a set of corporate governance guidelines applicable to us;

•	Periodically assessing our Board’s leadership structure, including whether the offices of chairman of the Board and chief executive officer should be separate;

•	Periodically reviewing our environmental, social and governance (“ESG”) strategy, initiatives and policies, and receiving updates from our management responsible for significant ESG activities; and

•	Overseeing the evaluation of our Board.

The current members of the Nominating and Corporate Governance Committee are Mr. House (chairman) and Mr. Oliver. The Nominating and Corporate Governance Committee met four times during fiscal 2023.

Oversight of Risk

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for implementing and supervising risk management processes on a day-to-day basis. Additionally, management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business segments, functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. The role of our Board and its committees is to oversee the risk management activities of management. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board focuses its oversight on risk management activities relating to business strategy, acquisitions, liquidity, organizational structure and certain operational risks. Our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks. In accordance with its charter, our Audit Committee discusses policies with respect to our assessment and management of risk (both financial and non-financial, including information security), including guidelines and policies to govern the process by which our exposure to risk is monitored, controlled and reported, and reports regularly to the Board on these matters. Senior management at least annually provides updates to the Audit Committee on our information security risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition and ESG matters. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. Our Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Executive Compensation Process

The Compensation Committee has implemented an annual performance review program for our executives, under which annual performance objectives are determined and set forth in writing during the first quarter of each fiscal year for AMSC as a whole and for each executive individually. Annual corporate objectives are proposed by management and reviewed by our Compensation Committee and approved by our Board. These corporate objectives target the achievement of specific operational milestones. Annual individual objectives focus on contributions that facilitate the achievement of the corporate objectives and are typically set during the first quarter of each fiscal year. Individual measurable objectives, if any, are proposed by each executive, reviewed by the chief executive officer, and formed on the basis of recommendations to our Compensation Committee and our Board (in the case of our chief executive officer) with regard to executive compensation. No individual measurable objectives were established in fiscal 2023. Annual salary levels, annual bonuses, and annual equity awards to our executives are tied to the achievement of these corporate and, if applicable, individual performance objectives.

Our Board has delegated to a committee of the Board, designated as the Awards Committee, which consists solely of our chairman of the Board, president and chief executive officer, Mr. McGahn, the authority to grant options and award restricted stock, subject to the terms and conditions of our 2022 Stock Incentive Plan and any other limitations set by the Board, to employees other than executive officers.

Our Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees, their family members and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.

Clawback Policy

Our Board has adopted a Policy for Recovery of Erroneously Awarded Compensation, or Clawback Policy, in accordance with Nasdaq Rules and Rule 10D-1 under the Exchange Act, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. Restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. The Clawback Policy is overseen and administered by our Compensation Committee. The full text of the Clawback Policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on May 29, 2024.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Under procedures approved by a majority of the independent directors, communications or a summary thereof are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to our Board c/o Corporate Secretary, American Superconductor Corporation, 114 East Main Street, Ayer, Massachusetts 01432.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial and principal accounting officer, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website, www.amsc.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Rules concerning any amendments to, or waivers from, any provision of our code.

Audit Committee Report

The Audit Committee has reviewed AMSC’s audited financial statements for the fiscal year ended March 31, 2024 and has discussed these financial statements with management and RSM, AMSC’s independent registered public accounting firm.

Management is responsible for AMSC’s internal control over financial reporting and the financial reporting process, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP. AMSC’s independent registered public accounting firm is responsible for performing an audit of AMSC’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with AMSC’s management, internal accounting, financial and auditing personnel, and the independent registered public accounting firm, the following:

•	The plan for, and the independent registered public accounting firm’s report on, the audit of AMSC’s financial statements;

•	AMSC’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

•	Changes in AMSC’s accounting practices, principles, controls or methodologies;

•	Significant developments or changes in accounting rules applicable to us; and

•	The adequacy of AMSC’s internal control over financial reporting and accounting, financial and auditing personnel.

Management represented to the Audit Committee that AMSC’s financial statements had been prepared in accordance with GAAP.

The Audit Committee also discussed with RSM the matters required to be discussed by the applicable rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee concerning independence, and has discussed with RSM its independence.

Based on its discussions with management and RSM, and its review of the representations and information provided by management and RSM, the Audit Committee recommended to the Board of Directors of AMSC that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

By the Audit Committee of the Board.

David R. Oliver, Jr., Chair

Laura A. Dambier

Barbara G. Littlefield

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis, or CD&A, describes the principles of our executive compensation program, how we applied those principles in compensating our named executive officers for the fiscal year ended March 31, 2024, or fiscal 2023, and how our compensation program drives performance.

Our named executive officers for fiscal 2023 are:

•	Daniel P. McGahn, Chairman of the Board, President and Chief Executive Officer; and

•	John W. Kosiba, Senior Vice President and Chief Financial Officer.

In this CD&A, we first provide an executive summary of our compensation program for fiscal 2023. We then describe our compensation philosophy and the objectives of our executive compensation program and how the Compensation Committee of our Board oversees our compensation program. We discuss the compensation determination process and describe how we determine each element of compensation.

Executive Summary

Business Overview

We believe that fiscal 2023 was a year of important and substantial progress towards the successful execution of our strategy of growth through our Grid business unit in order to diversify revenues and to establish what we expect to be a more predictable, re-occurring business. We believe that our executive management team has positioned our company well to continue to execute on our strategy and to respond effectively by (i) continuing to further diversify our base of customers and market geographies for our products and services, (ii) delivering substantially improved operational performance, (iii) developing and introducing new products, and (iv) capturing integration synergies and streamlining various functions of the business.

Additionally, our Board and Compensation Committee have continued to focus on retaining our key talent at the executive level and throughout our entire organization.

Over the past few years, the Compensation Committee, with the help of management and its independent compensation consultant, has:

•

Awarded limited base salary increases to our executive officers. In fiscal 2023, we increased the base salary of our chief executive officer and our chief financial officer to more closely align with competitive salary data provided by our Compensation Committee’s independent compensation consultant. For our chief executive officer, his base salary has been increased only twice since May 1, 2012.

•	Maintained our performance-based annual cash bonus program while attempting to balance our ability to pay with our desire to use cash as an incentive payout when performance warrants compensation.

•

Managed our equity compensation program as efficiently as possible, taking into account fluctuations in the value of our company’s stock price and, in periods where the price has declined, the corresponding declining value of our equity program and our limited pool of available shares for grant.

•	Provided an overall compensation package, including bonuses (when earned) and equity awards, for each executive officer that is designed to retain critical talent.

The remainder of this executive summary and report outlines our fiscal 2023 business accomplishments and our pay decisions, which reflect what we believe to be appropriate for our business and our stockholders.

Overview of Fiscal 2023 Accomplishments and Financial Performance

Business Accomplishments

Our strategy is focused on growing our Grid business unit in order to diversify our revenues and to position our company to generate sustainable revenue growth.

As described in more detail below, we believe that fiscal 2023 was a year of continued progress towards the successful execution of our strategy and the establishment of what we expect to be a more predictable, re-occurring business.

Fiscal 2023 revenues were $145.6 million, compared to $106.0 million in fiscal 2022. Net loss was $11.1 million in fiscal 2023, or $0.37 per diluted share, compared to a net loss of $35.0 million in fiscal 2022, or $1.26 per diluted share.

During fiscal 2023, we announced approximately $150 million of new orders, inclusive of the new energy power systems orders described below. These orders continue to expand our geographic reach and broaden our end market, and include orders for reactive compensation, enclosed capacitor banks, harmonic filters, voltage controllers, rectifiers and transformers.

In April 2023, we announced that we were awarded a delivery contract for approximately $8 million to design, build and deploy our proprietary high temperature superconductor system on the U.S. Navy’s mine countermeasure-unmanned service vehicle.

In May 2023, we announced $30 million of new energy power systems orders primarily from customers in the renewables and industrials markets.

In May 2023, we also announced nearly $20 million of orders for our 2-megawatt, or MW, and 3MW wind turbine electrical control systems, or ECS, from Inox Wind Limited.

In July 2023, we announced $34 million of new energy power systems orders primarily from customers in the renewables and industrials markets.

In October 2023, we announced $37 million of new energy power systems orders primarily from customers in the renewables, industrials and utilities markets.

In January 2024, we announced an $8 million follow on order for our 3MW ECS from Inox Wind.

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding our expectation that successful execution of our strategy will establish a more predictable, re-occurring business; and our strategy, products and future plans and prospects. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such risks and uncertainties include: we have a history of operating losses, which may continue in the future. our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; we have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; changes in exchange rates could adversely affect our results of operations; we may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; if we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; we may not realize all of the sales expected from our backlog of orders and contracts; our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government. the continued funding of such contracts remains subject to annual congressional appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; pandemics, epidemics or other public health crises may adversely impact our business, financial condition and results of operations; changes in U.S. government defense spending could negatively impact our financial position, results of operations, liquidity and overall business; we rely upon third-party suppliers for the components and subassemblies of many of our grid and wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; uncertainty surrounding our prospects and financial condition may have an adverse effect on our customer and supplier relationship; our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; a significant portion of our wind segment revenues are derived from a single customer. if this customer’s business is negatively affected, it could adversely impact our business; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; our business and operations would be adversely impacted in the event of a failure or security breach of our or any critical third parties’ information technology infrastructure and networks; we may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; many of our revenue opportunities are dependent upon subcontractors and other business collaborators; if we fail to implement our business strategy successfully, our financial performance could be harmed; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; many of our customers outside of the united states may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the united states foreign corrupt practices act and similar worldwide anti-bribery laws outside the united states; we have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; we or third parties on whom we depend may be adversely affected by natural disasters, including events resulting from climate change, and our business continuity and disaster recovery plans may not adequately protect us or our value chain from such events; adverse changes in domestic and global economic conditions could adversely affect our operating results; our international operations are subject to risks that we do not face in the united states, which could have an adverse effect on our operating results; our products face competition, which could limit our ability to acquire or retain customers; we have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. changes in India’s political, social, regulatory and economic environment may affect our financial performance; our success depends upon the commercial adoption of the REG system, which is currently limited, and a widespread commercial market for our products may not develop; industry consolidation could result in more powerful competitors and fewer customers; the increasing focus on environmental sustainability and social initiatives could increase our costs, and inaction could harm our reputation and adversely impact our financial results; growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy: lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our wind business; we may be unable to adequately prevent disclosure of trade secrets and other proprietary information; our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; there are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; our common stock has experienced, and may continue to experience, market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention; unfavorable results of legal proceedings could have a material adverse effect on our business, operating results and financial condition; and the other important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2024, and our other reports filed with the SEC, which, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this proxy statement.

Overview of Our Executive Compensation Program

The Compensation Committee of our Board has designed our executive compensation program to attract and retain superior employees in key positions to enable our company to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder value. We intend to continue to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that best align the interests of our executives with those of our stockholders.

The following is a summary of important aspects of our executive compensation program discussed later in this CD&A:

Key Elements of Our Compensation Program. Our compensation program is designed to achieve these objectives through a combination of the following types of compensation:

•	Base salary;

•	Performance-based annual cash bonuses;

•	Long-term equity incentives; and

•	Severance and change-in-control benefits.

Each element of our executive compensation program is discussed in greater detail below.

•

We Intend to Pay for Performance. A significant portion of our named executive officers’ total compensation, as shown below, ties compensation directly to the achievement of corporate objectives. We emphasize pay for performance in order to align executive compensation with our business strategy and the creation of long-term stockholder value.

•

Our Compensation Program Supports Our Corporate Objectives and Stockholder Interests. Our compensation program is designed to align executive officer compensation with the achievement of our short- and long-term business objectives and building long-term stockholder value by rewarding successful execution of our business plan and by tying a portion of total compensation opportunities to equity incentives.

Fiscal 2023 Compensation Programs and Decisions

In line with our executive compensation program’s emphasis on pay for performance, we believe the compensation awarded to our named executive officers for fiscal 2023 properly reflected the achievement of our operating goals, our financial results and overall compensation philosophy:

•

Adjustments to Base Salary. The Compensation Committee and the Board (in the case of our chief executive officer) approved (i) an increase in our chief executive officer’s base salary from $525,000 to $600,000, and (ii) an increase in our chief financial officer’s base salary from $365,000 to $380,000. Such changes to base salary were effective as of June 25, 2023. The base salary increases for each of Mr. McGahn and Mr. Kosiba were based on a review of their respective performance during fiscal 2022 relative to both of their and our company’s goals and competitive salary data provided by our Compensation Committee’s independent compensation consultant.

•

Performance-Based Annual Cash Bonuses. For fiscal 2023, our company continued to focus on operating cash flow, revenues and operating expenses as objectives in our annual cash bonus program. The Compensation Committee focused solely on the achievement of corporate goals for our annual bonus program for fiscal 2023 and continues to view these corporate objectives as key for our company’s short-term sustainability and long-term growth. In fiscal 2023, each named executive officer received a cash bonus payment equal to 168% of target bonus opportunity based on (i) exceeding maximum-level performance on the operating cash flow objective, and (ii) achieving between target- and maximum-level performance on the revenue and operating expenses objectives. See the section entitled “Performance-Based Annual Cash Bonuses” below for a description of these metrics.

•	Long-Term Equity Incentive. The Compensation Committee and the Board (in the case of our chief executive officer) approved annual long-term equity awards to our named executive officers in fiscal

2023 based on such factors as: (i) performance and contribution during the prior fiscal year, (ii) competitive market practices, (iii) the overall compensation package for each executive officer, and (iv) the level of difficulty our company would face if we were to have to replace any executive officer if he or she were to voluntarily leave our company. The fiscal 2023 long-term equity awards granted to our named executive officers consisted of time-based awards that will vest over three years after grant and performance-based awards that will vest based upon our attainment of a performance goal tied to cumulative organic revenues after a three year performance period. In fiscal 2023, 60% of our named executive officer’s long-term equity awards were performance-based awards. See the section entitled “Long-Term Equity Incentives” below for a description of these long-term equity awards.

We believe that management continued to make progress in fiscal 2023 on our company’s strategy to grow its Grid business unit in order to diversify its revenues and to establish what we expect to be a more predictable, re-occurring business. The Compensation Committee believes that the named executive officers’ fiscal 2023 compensation was appropriate given the performance and steps taken by management to position our company to implement and realize its strategy, as noted by the business accomplishments described above.

Compensation Program Philosophy and Objectives

The Compensation Committee of our Board oversees our executive compensation program, pursuant to authority established in the Compensation Committee Charter. The Compensation Committee reviews and approves all compensation decisions relating to our executive officers, except for the chief executive officer. The Compensation Committee reviews the compensation for our chief executive officer and makes a recommendation to our Board, and our Board then determines the compensation of our chief executive officer.

Our executive compensation program is designed to meet three principal objectives:

•	Attract and retain executive officers who contribute to our long-term success;

•	Align compensation with our short-and long-term business objectives; and

•	Incentivize the executive officers to provide superior performance that will build long-term stockholder value.

These objectives collectively seek to link executive compensation to our overall company performance, which helps to ensure that the interests of our executives are aligned with the interests of our stockholders.

The Compensation Committee’s decisions regarding executive compensation during fiscal 2023 were based on achieving the above objectives, with an emphasis on:

•	Increasing long-term stockholder value by decreasing operating cash burn;

•	Improving operational performance by increasing revenue and decreasing operating expenses;

•	Taking into account the nature and scope of the executive officer’s position and responsibilities, including considerations of pay equity among the executive officers and retention concerns; and

•	Paying reasonable and fair compensation.

In setting executive compensation for fiscal 2023, the Compensation Committee established salary levels and established an executive incentive cash bonus plan with performance metrics that reflected our annual operating plan and strategic priorities for fiscal 2023. For fiscal 2023, the Compensation Committee continued to use operating cash flow and financial objectives relating to revenues and operating expenses as the performance objectives under our executive incentive cash bonus plan to promote our short-term and long-term business success. In setting objectives for each of the foregoing metrics, the Compensation Committee considered multiple factors so that its decisions were informed and equitable and that our executive compensation program achieved its objectives.

Stockholder Say-On-Pay Votes

At our Annual Meeting of Stockholders held on August 11, 2023, we provided our stockholders with the opportunity to cast an advisory vote on executive compensation. Over 90% of the votes cast on the “say on pay” vote at our Annual Meeting of Stockholders held on August 11, 2023 were voted in favor of the proposal. We have considered the results of such vote and believe the support of our stockholders for the vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. Thus, we did not make material changes to our executive compensation arrangements in response to the vote. In the future, we will continue to consider the outcome of our “say on pay” votes when making compensation decisions regarding our named executive officers. At our Annual Meeting of Stockholders held on August 11, 2023, our stockholders also voted in favor of holding future advisory votes on executive compensation every year. Consistent with this preferred frequency expressed by our stockholders, we expect to hold the “say on pay” vote annually.

The Compensation Committee’s Process

The Compensation Committee has a process to help ensure that our executive compensation program meets its principal objectives. In making compensation decisions, the Compensation Committee considers a wide variety of information, including how each compensation decision ties to its total compensation philosophy, market data and recommendations provided by the Compensation Committee’s independent compensation consultant, information from our general counsel, who also manages our human resources function and the thoughts of our chief executive officer and other Board members.

Role of Independent Compensation Consultant. The Compensation Committee engaged Radford, part of the Rewards Solutions practice of Aon plc, or Radford, from October 2016 until March 2023, as its independent outside compensation consultant. In April 2023, the Compensation Committee replaced Radford with Compensia, Inc., or Compensia, as the Compensation Committee’s independent outside compensation consultant. During fiscal 2023, the Compensation Committee engaged Compensia to advise it and develop an executive compensation strategy, to assess the competitiveness of our executive compensation and to provide recommendations with respect to both the levels and structure of compensation for our executives.

In fiscal 2023, Compensia assessed the competitiveness of executive compensation through comparisons with peer groups and survey sources while additionally assessing our performance to ensure compensation levels were appropriately tied to performance. During fiscal 2023, Compensia advised the Compensation Committee on compensation matters for all officers and directors and met with the Compensation Committee in executive sessions without the presence of management, as requested by the Compensation Committee. Compensia did not perform services for our company that were unrelated to Compensation Committee matters during fiscal 2023.

The Compensation Committee regularly reviews the services provided by its compensation advisers and believes that Compensia is independent in providing executive compensation consulting services. The Committee conducted a specific review of its relationship with Compensia in fiscal 2023 and determined that its work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and by the SEC and the Nasdaq Global Select Market. The Compensation Committee continues to monitor the independence of its compensation consultant and any conflicts of interest related to services thereby on a periodic basis.

Compensation Analysis. With the assistance of Compensia, in May 2023, the Compensation Committee reviewed the compensation levels of our executive officers against compensation levels at peer group companies that were selected based on the following criteria:

•	Companies within information technology and industrial industries with a focus on Electrical Components & Equipment companies;

•	Companies with a 30-day trailing market capitalization of approximately up to four times our market capitalization;

•	Companies with four quarters of trailing revenues of up to three times our revenues; and

•	Companies with a comparable headcount range.

For the analysis of our fiscal 2023 executive compensation packages, the Compensation Committee utilized the peer group approved by the Compensation Committee in May 2023, which consisted of the following nineteen companies:

Peer Group Companies

Allied Motion Technologies, Inc.	Ouster, Inc.

Ballard Power Systems, Inc.	PAR Technology Corp.

Broadwind, Inc.	Park Aerospace Corp.
Capstone Green Energy Corporation	Powell Industries, Inc.

Energy Recovery Inc.	Preformed Line Products Company

Energy Vault Holdings, Inc.	Thermon Group Holdings, Inc.

FuelCell Energy Inc.	Twin Disc, Inc.

Graham Corporation	Ultralife Corporation

Iteris, Inc.	Vicor Corporation

Orion Energy Systems, Inc.

This peer group reflects an adjustment from the peer group used for fiscal 2022 compensation decisions to remove AZZ and Plug Power Inc. because they no longer fit within the selection criteria described above and to add Energy Vault Holdings, Inc., Graham Corporation, Ouster, Inc., and Twin Disc, Inc. The Compensation Committee utilized the peer group to provide context for its compensation decision-making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee’s determination of the peer group. After the peer group companies were selected in May 2023, Compensia prepared and presented a report to the Compensation Committee summarizing the competitive data and comparisons of our executive officers to the comparable company market data utilizing publicly available data from the comparable companies and broad survey data (reflecting companies of similar size in the general and high-technology industries). We use the broad survey data in conjunction with peer group data in evaluating our executive compensation practices. The Compensation Committee does not rely upon data from any individual company participating in any of these surveys in making compensation decisions and uses the general survey data as only a reference point for evaluating our executive compensation practices, as opposed to benchmarking our executive compensation practices against the general survey data. Each of our elements of compensation is reviewed as part of this analysis and evaluation.

The above review provided the Compensation Committee with general affirmation that its compensation decisions are aligned with the marketplace and our compensation program was achieving the Compensation Committee’s objectives, as described above.

The Compensation Committee may, in its discretion, review and/or modify the selection criteria for our peer group and the peer group companies from year to year as it determines appropriate, depending on, among other factors, changes in the marketplace, acquisitions, divestitures and the business focus of us and/or our peer group companies.

Other Compensation Information. Our general counsel, who also manages our human resources function, regularly attended Compensation Committee meetings in fiscal 2023 to provide information regarding our executive compensation program. Among other things, he performed internal analyses of marketplace practices for executive pay, made recommendations to our chief executive officer on compensation matters for all officers (other than our chief executive officer) and compiled other relevant data at the request of the Compensation Committee.

Our chief executive officer is actively involved in the executive compensation process. Our chief executive officer reviews the performance of each of the executive officers (other than his own) and makes recommendations to the Compensation Committee regarding the salary and long-term incentive awards for executive officers other than himself, as well as the executive compensation program’s impact on attracting, retaining and motivating the level of executive talent necessary to achieve and exceed our company goals. The Compensation Committee is not bound by such recommendations, but generally takes them into consideration before making final determinations about the compensation of executive officers other than our chief executive officer.

The Compensation Committee reviews the compensation for our chief executive officer and makes a recommendation to the full Board. The full Board determines the compensation of our chief executive officer.

The Compensation Committee also considers information relevant to each executive’s specific situation including the executive’s marketability and the availability or scarcity of other qualified candidates, inside and outside our company, who could replace the executive should he or she leave our company.

In determining equity compensation, the Compensation Committee considers levels of past performance, performance potential, retention risk and the value of the equity compensation needed to keep the total compensation opportunity level competitive and consistent with our compensation philosophy.

Risk Considerations in our Compensation Program

Our Compensation Committee does not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that any risks arising from our compensation policies and practices are mitigated by:

•

The multiple elements and mix of our compensation packages, including base salary, annual bonus programs and, for many of our employees, equity awards vesting over multiple years, that are intended to motivate employees to take a long-term view of our business;

•

The structure of our annual cash bonus program, which (i) is based on a number of different performance measures (including operating cash flow, revenues and operating expenses) to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, (ii) is based on performance targets that we believe are somewhat aggressive yet reasonable and should not require undue risk-taking to achieve, and (iii) includes caps on the maximum payouts eligible under the program; and

•	Management process, controls and decision authorities established for different types and levels of decisions.

Compensation Mix

The Compensation Committee relies upon its judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. We seek to achieve our executive compensation objectives through the use of four compensation components, which are summarized in the table below. The percentages of total compensation shown in the table below are based on “total” compensation set forth in the Fiscal 2023 Summary Compensation Table.

Compensation Component	Principal Contributions to Compensation Objectives	Comments

Base salary	• Attracts and retains talented executives with annual salary that reflects the executive’s performance, skill set and opportunities in the marketplace.	• Only component of compensation that is guaranteed. • Comprised 18% to 24% of total compensation for our named executive officers in fiscal 2023.

Performance-based annual cash bonuses	• Focuses executives on annual financial and operating results.	• Payout target for named executive officers ranges from 70% to 100% of base

Compensation Component	Principal Contributions to Compensation Objectives	Comments

•  Aligns compensation with our short-term business objectives and builds longer-term stockholder value by rewarding successful execution of our business plan.

•  Enables total cash compensation to remain competitive within the marketplace for executive talent.

salary and depends upon performance against company goals relating to operating cash flow, revenues and operating expenses. • 0% to 200% of target payout can be achieved.

•  Total cash compensation (base salary plus performance-based annual cash bonus) comprised 48% to 53% of total compensation for our named executive officers in fiscal 2023.

•  Performance-based annual cash bonus brings “at risk” fiscal 2023 cash compensation to a range of 29% to 31% of total compensation for our named executive officers.

Long-term equity incentives

•  Retains critical talent needed to successfully navigate our company through a challenging business environment.

•  Aligns compensation with our long-term business objectives and builds long-term stockholder value by rewarding successful execution of our business plan.

•  Time-based and performance-based restricted stock awards were granted in fiscal 2023.

•  60% of our chief executive officer’s long-term equity incentives were performance-based restricted stock awards in fiscal 2023.

•  Long-term equity incentives comprised 46% to 51% of total compensation for our named executive officers in fiscal 2023.

•  Long-term equity incentives combined with performance-based annual cash bonus brings “at risk” fiscal 2023 total compensation to a range of 75% to 82% of total compensation for the named executive officers.

Compensation Component	Principal Contributions to Compensation Objectives	Comments
Severance and change-in-control benefits

•  Helps to attract and retain talented executives with benefits that are comparable to those offered by companies with whom we compete for talent.

•  Incentivizes management to maximize stockholder value.

•  Each severance agreement provides for certain severance benefits, primarily salary, health benefits and, in certain cases, prorated cash bonus, in the event that the executive’s employment is terminated under certain circumstances. The severance periods range from 18 months to 24 months.

•  The restricted stock awards granted to our executive officers provide for full acceleration of vesting upon a change in control of our company.

While the Compensation Committee independently evaluates each of the compensation components discussed in the above table, it places greater emphasis on the sum of base salary, performance-based annual cash bonuses and long-term equity incentives rather than any one component because of their combined greater potential to influence our named executive officers’ performance. The Compensation Committee believes, and our pay mix is designed to reflect, that a substantial portion of the compensation for our named executive officers should be “at risk” and aligned with our stockholders’ interests.

Base Salary

Base salaries are set once per year as part of the compensation review process. In June 2023, the Compensation Committee reviewed the base salary levels for Messrs. McGahn and Kosiba. The Compensation Committee and the Board (in the case of our chief executive officer) approved, (i) an increase to Mr. McGahn’s base salary from $525,000 to $600,000, and (ii) an increase to Mr. Kosiba’s base salary from $365,000 to $380,000. Such changes to base salary were effective as of June 25, 2023. The base salary increases for each of Mr. McGahn and Mr. Kosiba were based on a review of their respective performance during fiscal 2022 relative to both of their and our company’s goals and competitive salary data provided by our Compensation Committee’s independent compensation consultant, Compensia. Prior to such base salary increase, Mr. McGahn’s last base salary increase was in May 2020, and before that was May 1, 2012.

The Compensation Committee considered the base salary levels for these executives to be appropriate in light of each executive’s level of job responsibility and individual performance, overall company performance and the competitiveness of these executives’ salaries with salaries paid to executive officers in similar positions, industries and geographic locations.

Performance-Based Annual Cash Bonuses

The Compensation Committee believes cash bonuses are an important factor in rewarding and motivating our executive officers. The Compensation Committee establishes a cash incentive plan for our executive officers on an annual basis, typically early in the fiscal year.

On June 15, 2023, the Compensation Committee and the Board (in the case of our chief executive officer) approved an executive incentive plan for fiscal 2023 covering all of our executive officers. Under our executive incentive plan for fiscal 2023, the Compensation Committee continued to use operating cash flow and other financial objectives relating to revenues and operating expenses as the performance metrics for the payment of cash bonus awards for fiscal 2023. For each executive officer, the Compensation Committee assigned the following weighting to each such metric:

•	Our company’s operating cash flow for fiscal 2023 as compared to the established target — 50%;

•	Our company’s revenues for fiscal 2023 as compared to the established target – 25%; and

•	Our company’s operating expenses for fiscal 2023 as compared to the established target – 25%.

Under the terms of the fiscal 2023 executive incentive plan, the Compensation Committee and the Board (in the case of our chief executive officer) designated for each named executive officer a target cash bonus amount at 70% of base salary for Mr. Kosiba and 100% of base salary for Mr. McGahn. The amount of the target cash bonus award paid to each named executive officer could have been less than or greater than the executive’s target cash bonus incentive, with the amount capped at 200% of the target cash bonus amount. If less than the threshold performance level was achieved for a particular quantitative objective, no payment was received with respect to that objective in the bonus plan.

The following table sets forth each named executive officer’s annual cash bonus award opportunities for fiscal 2023 at minimum, threshold, target and maximum:

	Annual Cash Bonus Award Opportunity				Annual Cash Bonus Award Opportunity ($)
Name	Minimum	Threshold (% of Target)	Target (% of Base Salary)	Maximum (% of Target)	Minimum	Threshold	Target	Maximum

Daniel P. McGahn	0%	30%	100%	200%	$0	$180,000	$600,000	$1,200,000

John W. Kosiba	0%	30%	70%	200%	$0	$79,800	$266,000	$532,000

The Compensation Committee is responsible for determining the cash payout under the plan to each executive officer other than the chief executive officer. Our Board determines the cash payout under the plan for the chief executive officer, taking into account the recommendation of the Compensation Committee.

The following summarizes the cash bonus opportunity for the named executive officers under each performance metric under the fiscal 2023 executive incentive plan.

Milestones and achievement for the operating cash flow (50%) bonus measure: All of the named executive officers were subject to the same operating cash flow threshold that had to be met before payout could be earned. The fiscal 2023 milestones and achievement levels for our company’s operating cash flow measure are shown below. An executive’s payout on this measure was determined through a numerical calculation based on our company’s operating cash flow so the Compensation Committee (or, in the case of our chief executive officer, our Board) did not apply discretion.

	Fiscal 2023 Milestones and Achievement for Operating Cash Flow Metric
		Threshold (30%)	Target (100%)		Maximum (200%)

Operating Cash Flow	Operating Cash Flow Milestones:	$(9.0M )	$(4.5M	)	$0

	Operating Cash Flow Result:		$2.1M

Bonus Opportunity	Achievement (% of Target):	> 125%

	% of Target Bonus Opportunity for Metric:	200%

Our company’s operating cash flow for fiscal 2023 exceeded maximum-level performance, resulting in a bonus payout that was 200% of the target bonus opportunity for this measure. The Compensation Committee (or, in the case of our chief executive officer, our Board) awarded bonuses under the operating cash flow measure to each named executive officer as follows:

Name	Target Bonus for Metric	Total Payout for Metric	% of Target Bonus Opportunity for Metric

Daniel P. McGahn	$300,000	$600,000	200%

John W. Kosiba	$133,000	$266,000	200%

Other financial objectives (50%): For fiscal 2023, the Compensation Committee (or, in the case of our chief executive officer, our Board) continued to place a greater emphasis on the achievement of the same corporate goals as opposed to individual goals for each executive officer under this measure, viewing these corporate goals as key for our company’s short-term sustainability and long-term growth. The Compensation Committee (or, in the case of our chief executive officer, our Board) awarded bonuses under this measure to each named executive officer as follows:

Financial Objective (1)	Threshold	Target	Maximum	Achievement (% of Target)	Daniel P. McGahn Payout for Metric	John W. Kosiba Payout for Metric	% of Target Bonus Opportunity for Metric

AMSC Revenues (25%)	$103.2M	$129.0M	$161.3M	114%	$234,000	$103,740	156%

Operating Expenses (25%)	$43.7M	$36.4M	$27.3M	104%	$174,000	$77,140	116%

Total Payout					$408,000	$180,880	136%

(1)

Operating expenses under the bonus plan is defined as operating expenses less (i) stock compensation expense, (ii) depreciation and amortization, (iii) contingent consideration, and (iv) restructuring and impairment expenses.

Overall payout results: In June 2024, the Compensation Committee (or, in the case of our chief executive officer, our Board) approved the following payouts under the fiscal 2023 executive incentive plan:

Name	Fiscal 2023 Target Cash Bonus	Fiscal 2023 Total Cash Payout	% of Target Bonus Opportunity

Daniel P. McGahn	$600,000	$1,008,000	168%

John W. Kosiba	$266,000	$446,880	168%

Long-Term Equity Incentives

The Compensation Committee uses stock-based awards to retain executive officers and align their interests with those of our stockholders. For the last several years, the Compensation Committee awarded both time-based and performance-based restricted stock awards. A time-based restricted stock award typically will vest in equal annual installments over a three-year period. A performance-based restricted stock award typically will vest upon the achievement of specific objectives relating to our performance within a specified period. The Compensation Committee believes shares of restricted stock provide a more motivating form of incentive compensation than stock options, minimize stock compensation expenses and reduce the potential dilution of our shares.

We generally grant shares of restricted stock to executive officers and other employees (i) upon their initial hire, (ii) in connection with a promotion, and (iii) annually based on merit. To determine the amount of stock-based awards granted to executive officers, our Compensation Committee (or, in the case of our chief executive officer, our Board) considers the performance of the individual and our company, historic stock-based awards and the awards made to those in similar positions at comparable companies.

Our Board and Compensation Committee typically meet in or around May to review company performance for the prior fiscal year. At such time, the Compensation Committee (or, in the case of our chief executive officer, our Board) also reviews the performance of the executive officers over the prior fiscal year and grants equity awards, if any, to the executive officers. In fiscal 2023, the Compensation Committee and Board met in June and awarded time-based and performance-based restricted stock awards to Messrs. McGahn and Kosiba under our 2022 Stock Incentive Plan.

In fiscal 2023, when considering equity grants to our executive officers, the Compensation Committee (or, in the case of our chief executive officer, our Board) considered:

•	Each executive officer’s performance and contribution during the prior fiscal year;

•	Recommendations made by our management (except as to our chief executive officer);

•	Competitive practices;

•	The overall compensation package for each executive officer;

•	The overall retention concerns and level of difficulty our company would face if we were to have to replace any executive officer if he or she were to voluntarily leave our company; and

•	The availability of shares to grant to our employees and executive officers given our limited share pool.

Based on such considerations, the Compensation Committee recommended, and the Board awarded shares of time-based restricted stock and performance-based restricted stock to each executive officer. Messrs. McGahn and Kosiba received time-based restricted stock awards of 100,000 and 42,000 shares, respectively, each of which vests over three years in equal annual installments on each of June 10, 2024, June 10, 2025 and June 10, 2026, subject to the executive officer’s continued employment.

Messrs. McGahn and Kosiba also received performance-based restricted stock awards of 150,000 and 63,000 shares, respectively. The performance measure on which vesting of these performance-based shares is contingent relates to cumulative organic revenues over the three fiscal year period beginning April 1, 2023 and ending March 31, 2026, or the Performance Period. Vesting of these performance-based shares is also subject to the executive officer’s continued employment through the Board’s determination of performance following the end of the Performance Period. The Compensation Committee recommended and the Board approved the application of this performance measure for the fiscal 2023-2025 performance cycle because they believe that such measure is aligned with maximizing long-term stockholder value.

For these performance-based restricted stock awards, we defined cumulative organic Grid revenues as our company’s gross Grid revenues during the Fiscal 2021-2023 Performance Period, including revenues of Northeast Power Systems, Inc. and Neeltran, Inc. but excluding the effects of acquired revenues after the date thereof, product discontinuances and divestitures, and subject to other adjustments as deemed necessary or advisable by our Board in good faith to achieve the purposes of the award.

These performance-based restricted stock awards will vest based upon our attainment of the performance goal for the Performance Period. If the performance goal is met at maximum performance levels, then each executive officer will earn 100% of the performance-based shares awarded. The amount of performance shares that will vest based on threshold, target or maximum performance, as applicable, are set forth in the table below. When the result of the cumulative organic revenues performance measure lands between two goals (for example, between “target” and “maximum”), then the number of performance-based shares that will vest will be calculated on a linear basis (rounded to the nearest whole share).

	Below Threshold	Threshold	Target	Maximum

Number of McGahn Performance Shares Eligible to Vest	0	50,000	100,000	150,000

Number of Kosiba Performance Shares Eligible to Vest	0	21,000	42,000	63,000

Board Certification in Fiscal 2023 of Achievement of Performance-Based Restricted Stock Awards

On May 20, 2021, the Compensation Committee and the Board (in the case of our chief executive officer) approved performance-based restricted stock awards of 45,000 and 18,000 shares for Mr. McGahn and

Mr. Kosiba, respectively. The performance measure on which vesting of these performance-based shares were contingent related to cumulative organic Grid revenues over the three fiscal year period beginning April 1, 2021 and ending March 31, 2024, or the Fiscal 2021-2023 Performance Period. Vesting of these awards was also subject to the executive officer’s continued employment through the Board’s determination of performance following the end of the 2021-2023 Performance Period.

For these performance-based restricted stock awards, we defined cumulative organic Grid revenues as our company’s gross Grid revenues during the Fiscal 2021-2023 Performance Period, including revenues of Northeast Power Systems, Inc. and Neeltran, Inc. but excluding the effects of acquired revenues after the date thereof, product discontinuances and divestitures, and subject to other adjustments as deemed necessary or advisable by our Board in good faith to achieve the purposes of the award.

The performance measure and goals pertaining to these performance-based restricted stock awards and the number of shares eligible to vest based on such performance measures and goals were as follows:

			Threshold	Target	Maximum

Cumulative Organic Grid Revenues for Fiscal 2021-2023	< $	175,200,000	$175,200,000	$240,000,000	$305,000,000

Number of McGahn Performance Shares Eligible to Vest		0	15,000	30,000	45,000

Number of Kosiba Performance Shares Eligible to Vest		0	6,000	12,000	18,000

On June X, 2024, our Board certified that actual cumulative organic Grid revenues of $315,570,926 for the 2021-2023 Performance Period exceeded the maximum-level cumulative organic Grid revenues amount of $305,000,000, and as a result, (A) all 45,000 of Mr. McGahn’s performance-based shares, and (B) all 18,000 of Mr. Kosiba’s performance-based shares vested.

Benefits

We offer a comprehensive benefits package to all full-time employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Executive officers are eligible to participate in all of our employee benefit plans on the same terms as our other full-time employees generally. The 401(k) plan includes a matching component where we will match $0.50 on each dollar of an employee’s contribution up to a maximum of 6 percent of his or her wages in the form of our stock. The employee contributions are subject to the maximum limitations as set forth in the Internal Revenue Code of 1986, as amended, or the Code.

Severance and Change-in-Control Benefits

We have entered into agreements with each of our executive officers that provide them with severance benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company. In addition, the restricted stock awards we grant to our executive officers provide for full acceleration of vesting upon a change in control of our company. These agreements, along with estimates of the value of the benefits payable under them, are described below under the caption “Employment Agreements and Severance Agreements with Executive Officers.” We believe providing these benefits helps us compete for and retain executive talent and that our severance and change-in-control benefits are generally in line with those provided to executives by comparable companies.

Tax Considerations

The Internal Revenue Service, pursuant to Section 162(m) of the Code, generally disallows a tax deduction for all compensation in excess of $1,000,000 paid to certain current or former executive officers at our company.

The Compensation Committee believes that stockholder interests are best served by not restricting the committee’s flexibility in structuring compensation plans and reserves the right to pay compensation that will not be deductible as a result of Section 162(m) of the Code.

Prohibitions on Hedging, Pledging and Short Sales

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, including our named executive officers, and employees, certain of their family members and any entities they control. The policy prohibits the purchase of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our company’s equity securities. In addition, the policy prohibits (x) the pledging of our company’s securities as collateral for a loan except in limited circumstances where a person wishes to pledge our company’s securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to such pledged company securities, and (y) short sales of our company’s equity securities.

Fiscal 2023 Summary Compensation Table

The following table contains information with respect to the compensation for fiscal 2023 of our principal executive officer and our principal financial officer.

Name and Principal Position	Fiscal Year (1)	Salary	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total

Daniel P. McGahn	2023	$579,808	$1,697,500	$1,008,000	$11,901	$3,297,209
President and Chief Executive Officer	2022	525,000	1,130,000	275,625	11,151	1,941,776
	2021	525,000	1,107,000	283,500	10,558	1,926,058

John W. Kosiba	2023	375,961	712,950	446,880	11,901	1,547,692
Senior Vice President, Chief Financial Officer and Treasurer	2022	365,000	510,000	105,394	11,151	991,545
	2021	345,000	442,800	102,465	10,531	900,796

(1)	Refers to the fiscal years ended March 31, 2024 (fiscal 2023), March 31, 2023 (fiscal 2022) and March 31, 2022 (fiscal 2021).

(2)

The amounts shown reflect the grant date fair value of awards granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for fiscal 2023 included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on May 29, 2024.

(3)

The included amounts in this column reflect cash bonuses paid under our executive incentive plans for fiscal 2023, fiscal 2022 and fiscal 2021. See “Compensation Discussion and Analysis — Compensation Mix — Performance-Based Annual Cash Bonuses” above for a description of the plan for fiscal 2023.

(4)	All Other Compensation is comprised of the following amounts:

Name	Fiscal Year	Life Insurance Premiums (1)	Defined Contributions for 401(k) Stock Match
Daniel P. McGahn	2023	$2,001	$9,900
	2022	2,001	9,150
	2021	2,008	8,550
John W. Kosiba	2023	$2,001	$9,900
	2022	2,001	9,150
	2021	1,843	8,688

(1)	The life insurance premium amounts in the table above reflect premiums paid by us for life insurance for which the named executive officer is the named beneficiary.

Grants of Plan-Based Awards Table for Fiscal 2023

The following table contains information concerning potential future payouts under our fiscal 2023 executive incentive plan to the named executive officers. As discussed in “Compensation Discussion and Analysis — Compensation Mix — Long Term Equity Incentives” above, we granted awards of restricted stock to our named executive officers in fiscal 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (10)
Name	Grant Date	Threshold $ (2)	Target $ (3)	Maximum $ (4)	Threshold # (5)		Target # (6)		Maximum # (7)

Daniel P. McGahn	6/15/2023	180,000	600,000	1,200,000

	6/15/2023										100,000(9)	$679,000

	6/15/2023				50,000	(8)	100,000	(8)	150,000	(8)		$1,018,500

John W. Kosiba	6/15/2023	79,800	266,000	532,000

	6/15/2023										42,000(9)	$285,180

	6/15/2023				21,000	(8)	42,000	(8)	63,000	(8)		$427,770

(1)

Reflects the threshold, target and maximum cash bonus amounts under our executive incentive plan for fiscal 2023. See “Compensation Discussion and Analysis — Compensation Mix — Performance-Based Annual Cash Bonuses” above for a description of this plan. The amounts actually paid to the named executive officers under this plan are shown above in the Non-Equity Incentive Plan Compensation column of the Fiscal 2023 Summary Compensation Table.

(2)	Reflects the total minimum amount that would have been earned if the minimum performance levels for all of the annual metrics had been achieved.

(3)	Reflects the total amount that would have been earned if the targeted annual metrics had been achieved.

(4)	Reflects the total maximum amount that would have been earned if the maximum performance levels for all of the annual metrics had been achieved.

(5)	Reflects the total minimum amount of shares that will vest if the minimum performance levels are achieved.

(6)	Reflects the total amount of shares that will vest if the targeted performance metrics are achieved.

(7)	Reflects the total maximum amount of shares that will vest if the maximum performance levels are achieved.

(8)

Performance-based stock award which vests upon the attainment of specified cumulative organic revenues over the three fiscal year period beginning April 1, 2023 and ending March 31, 2026, subject to the executive officer’s continued employment throughout the performance period and until the Board determines whether the performance goals have been attained.

(9)

Restricted stock award vests in equal annual installments over a 3-year period, and will be fully vested on June 10, 2026, subject to the executive officer’s continued employment through each applicable vesting date.

(10)

Grant date value represents the FASB ASC Topic 718 value of the restricted stock award as of the grant date. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for fiscal 2023 included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on May 29, 2024.

Outstanding Equity Awards at Fiscal Year-End Table for Fiscal 2023

The following table contains information regarding unexercised stock options and unvested restricted stock awards held by our named executive officers as of March 31, 2024.

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) (7)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) (7)

Daniel P. McGahn	10,000	(1)	135,100	—		—

				45,000	(2)	607,950

	66,667	(3)	900,671	—		—

	—		—	150,000	(4)	2,026,500

	100,000	(5)	1,351,000	—		—

	—		—	150,000	(6)	2,026,500

John W. Kosiba	4,000	(1)	54,040	—		—

	—		—	18,000	(2)	243,180

	50,000	(3)	675,500	—		—

	—		—	50,000	(4)	675,500

	42,000	(5)	567,420	—		—

	—		—	63,000	(6)	851,130

(1)	These awards were granted on May 20, 2021, The unvested portion of the award vested on May 20, 2024.

(2)

These awards were granted on May 20, 2021, vest upon the attainment of specified cumulative organic Grid revenues, over the three fiscal year period beginning April 1, 2021 and ending March 31, 2024, subject to the named executive officer’s continued employment through the Board’s determination of performance following the end of the performance period. On June 10, 2024, the Board certified that maximum-level performance was achieved with respect to the cumulative organic Grid revenues performance objective. The number of shares shown reflects the shares that vested based on achievement of such performance.

(3)	These awards were granted on October 31, 2022 for Mr. McGahn and October 19, 2022 for Mr. Kosiba, and will vest in equal annual installments on each of May 19, 2024 and May 19, 2025.

(4)

These awards were granted on October 31, 2022 for Mr. McGahn and October 19, 2022 for Mr. Kosiba, vest upon the attainment of specified cumulative organic total revenues, over the three fiscal year period beginning April 1, 2022 and ending March 31, 2025, subject to the named executive officer’s continued employment through the Board’s determination of performance following the end of the performance period. The number of shares herein reflects the total number of shares subject to these awards assuming “maximum” performance.

(5)	This award was granted on June 15, 2023, and will vest in equal annual installments on each of June 10, 2024, June 10, 2025 and June 10, 2026.

(6)

These awards were granted on June 15, 2023, vest upon the attainment of specified cumulative organic revenues, over the three fiscal year period beginning April 1, 2023 and ending March 31, 2026, subject to the named executive officer’s continued employment through the Board’s determination of performance following the end of the performance period. The number of shares herein reflects the total number of shares subject to these awards assuming “maximum” performance.

(7)	Based on $13.51 per share, the closing sale price of our common stock on March 31, 2024.

Option Exercises and Stock Vested Table for Fiscal 2023

The following table contains information concerning the exercise of stock options and vesting of restricted stock awards for each named executive officer during fiscal 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)

Daniel P. McGahn	—	$—	228,494	$1,535,480

John W. Kosiba	—	$—	104,053	$699,236

(1)	Value realized upon vesting is based on the closing sales price of our common stock on the Nasdaq Global Select Market on the vesting date.

Employment Agreements and Severance Agreements with Executive Officers

We are party to severance agreements with each of our named executive officers. Each severance agreement provides for certain severance benefits from the company to the executive in the event that such executive’s employment is terminated:

•	By us without “cause” (other than due to death or “disability”) in the absence of a “change in control” of the company (as such terms are defined in the severance agreement); or

•

By us without cause (other than due to death or disability) or by the executive for “good reason” (as defined in the severance agreement) within 12 months following a change in control of the company; or

•	By us without cause (other than due to death or disability) more than 12 months following a change in control of the company (each such termination referenced herein as a “qualifying termination”).

These benefits consist primarily of the continuation of the executive’s salary and employee benefits for a specified period of time following employment termination. These periods are as follows: Mr. McGahn — 24 months; and Mr. Kosiba — 18 months. In addition, upon termination by us without cause (other than due to death or disability) or by the executive for good reason within 12 months following a change in control of our company, the terminated executive is also entitled to a lump sum payment equal to a prorated portion of his or her target bonus for the year of termination.

The restricted stock awards we grant to our executive officers provide for full acceleration of vesting upon a change in control of our company.

The following table describes the potential payments and benefits that would be received by the named executive officers pursuant to these severance agreements, assuming that a qualifying termination of employment occurred on March 31, 2024. Actual amounts payable to each executive listed below upon his employment termination can only be determined definitively at the time of an executive’s actual termination.

Name	Salary Continuation Payments	Employee Benefits (1)	Prorated Bonus (2)

Daniel P. McGahn	$1,200,000	$51,708	$600,000

John W. Kosiba	$570,000	$38,781	$266,000

(1)	Calculated based on the estimated cost to us of providing these benefits at March 31, 2024.

(2)

Calculated based on prorated amount as of March 31, 2024, which represents 100% of the executive’s target bonus for fiscal 2023. Prorated bonus is only paid upon a qualifying termination of employment within 12 months of a change in control of the company.

The following table describes the value to the named executive officers pursuant to the acceleration-of-vesting provisions in his restricted stock awards, assuming that a change in control of our company occurred on March 31, 2024. The actual value of such acceleration to each executive listed below can only be determined definitively at the time of an executive’s actual termination. None of our named executive officers held any options as of March 31, 2024.

Name	Value of Restricted Stock Acceleration (1)

Daniel P. McGahn	$7,047,721

John W. Kosiba	$3,066,770

(1)	Represents the number of shares of restricted stock that would accelerate, multiplied by $13.51 (the closing sale price of AMSC common stock March 31, 2024).

Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee. During fiscal 2023, the principal executive officer of AMSC was our chairman of the Board, president and chief executive officer, Mr. Daniel P. McGahn. For fiscal 2023, the annual total compensation of Mr. McGahn, for purposes of this pay ratio disclosure, was $3,297,209, and for our median employee was $83,042 resulting in a pay ratio of approximately 40:1.

We most recently calculated the median employee for purposes of providing pay ratio disclosure in fiscal 2021. For fiscal 2023, we have reviewed the changes in our employee population and employee compensation and, based on that review, determined that there was no change in our employee population or employee compensation that would significantly impact the fiscal 2023 pay ratio disclosure and require us to identify a new median employee. Therefore, we chose to use the same employee as fiscal 2021. A description of the methodology we used to identify the median employee can be found in our 2021 Proxy Statement.

We consider the pay ratio reported above to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K based on our internal records and the methodology described above. Item 402(u) of Regulation S-K allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Pay Versus Performance Disclosure

Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, or CAP, to our principal executive officer, or PEO, and non-PEO named executive officers, or the Non-PEO NEOs, and certain aspects of the financial performance of our company. Our Compensation Committee and our Board (in the case of our chief executive officer) do not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our “Compensation Discussion and Analysis” section elsewhere in this proxy.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended March 31, 2021, 2022, 2023 and 2024, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year (a)(1)	Summary Compensation Table Total for PEO (b)(2)	Compensation Actually Paid to PEO (c)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (d)(2)	Average Compensation Actually Paid to Non-PEO NEOs (e)(4)	Total Stockholder Return (f)(5)	Peer Group Total Stockholder Return (g)(6)	Net Income ($M) (h)(7)	Revenues ($M) (i)(8)

2023	$3,297,209	$7,724,540	$1,547,692	$3,489,796	$246.53	$239.19	($11,111)	$145,639

2022	$1,941,776	$1,058,766	$991,545	$684,643	$89.60	$197.81	($35,041)	$105,984

2021	$1,926,058	($1,917,216)	$900,796	($715,679)	$138.87	$190.14	($19,193)	$108,435

2020	$2,945,308	$8,014,215	$1,361,233	$3,922,615	$345.99	$188.64	($22,678)	$87,125

(1)

Daniel P. McGahn served as our PEO for the entirety of fiscal 2023, fiscal 2022, fiscal 2021 and fiscal 2020. John W. Kosiba, Jr., served as our only non-PEO NEO for the entirety of fiscal 2023, fiscal 2022, fiscal 2021 and fiscal 2020.

(2)

Amounts reported in these columns represent (i) the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year in the case of our PEO, Mr. McGahn, and (ii) the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year for our non-PEO NEO, Mr. Kosiba.

(3)

This figure represents compensation actually paid for our CEO, Mr. McGahn. Compensation actually paid is determined under SEC rules and represents an amount derived from the starting point of the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted under the methodology prescribed under the relevant rules as shown in the adjustment table below. The amounts shown do not reflect the value of vested compensation actually received by Mr. McGahn during the applicable fiscal year.

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023

Summary Compensation Table Total	$2,945,308	$1,926,058	$1,941,776	$3,297,209

Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($1,627,500)	($1,107,000)	($1,130,000)	($1,697,500)

Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$4,740,000	$570,750	$1,227,500	$3,377,500

Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$1,915,279	($3,650,920)	($283,500)	$2,333,756

Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$452,538	$0	$0

Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$41,128	($108,641)	($697,010)	$413,575

Compensation Actually Paid	$8,014,215	($1,917,216)	$1,058,766	$7,724,540

(4)

This figure is the compensation actually paid for our non-PEO NEO, Mr. Kosiba. Compensation actually paid is determined under SEC rules and represents an amount derived from the starting point of the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted under the methodology prescribed under the SEC’s rules as shown in the table below. The amounts shown do not reflect the value of vested compensation actually received by Mr. Kosiba during the applicable fiscal year.

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023

Summary Compensation Table Total	$1,361,233	$900,796	$991,545	$1,547,692

Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($759,502)	($442,800)	($510,000)	($712,950)

Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$2,212,006	$228,300	$613,750	$1,418,550

Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$920,010	($1,492,514)	($142,198)	$1,048,168

Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$151,557	$0	$0

Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$188,867	($61,018)	($268,454)	$188,336

Compensation Actually Paid	$3,922,615	($715,679)	$684,643	$3,489,796

(5)

Total Stockholder Return (TSR) is cumulative for the measurement periods beginning on March 31, 2020 and ending on March 31 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(6)	The peer group used is the Nasdaq Electronic Component and Equipment Index (the “Peer Group”), as used by our company for purposes of compliance with Item 201(e) of Regulation S-K.

(7)	The dollar amounts reported are our company’s net loss reflected in our company’s audited financial statements.

(8)

In our company’s assessment, revenue is the financial performance measure that is the most important financial performance measure used by the company in fiscal 2023 to link compensation actually paid to performance.

Performance Measures Used to Link Company Performance and CAP. The following is a list of performance measures, which in our assessment represent the most important performance measures used by our company to link company performance to compensation actually paid to our named executive officers for fiscal 2023. Each metric below is used for purposes of determining payouts under either our executive incentive cash bonus plan or vesting of our performance-based restricted stock. Please see our “Compensation Discussion and

Analysis” section above for a further description of these metrics and how they are used in our company’s executive compensation program.

Revenue

Operating cash flow

Operating expenses

Description of Relationships Between Compensation Actually Paid and Performance

Relationship between CAP and TSR. The graph below illustrates the relationship between our TSR, the Peer Group TSR, and CAP for the PEO and our Non-PEO NEO.

Relationship between CAP and Net Income. The graph below reflects the relationship between our PEO and our Non-PEO NEO CAP and our Net Income.

Relationship between CAP and Revenue (our company-selected measure). The graph below reflects the relationship between our PEO and Non-PEO NEO CAP and our company’s revenue.

Director Compensation

Our Compensation Committee is responsible for reviewing and making recommendations to our Board with respect to the compensation paid to our non-employee directors.

For fiscal 2023, non-employee directors received cash compensation as follows:

•	Each non-employee director received $35,000 as an annual cash retainer and no per meeting fee;

•	The non-employee Lead Director received an additional annual cash retainer of $12,000;

•

The chairman of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee received an additional annual cash retainer of $20,000, $15,000 and $10,000, respectively; and

•

The members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (other than the chairmen of such committees) received an additional annual cash retainer of $12,000, $9,000 and $6,000, respectively.

In addition to cash compensation, each non-employee director is granted an award of shares of common stock under the Amended and Restated 2007 Director Plan, or 2007 Director Plan, with an aggregate grant date value equal to $50,000. The annual award is granted three business days following the last day of each fiscal year, and is subject to proration for any partial fiscal year of service. Further, each non-employee director is granted an option to purchase shares of common stock under the 2007 Director Plan with an aggregate grant date value equal to $40,000 upon his or her commencement of service on the Board with an exercise price equal to the fair market value of our common stock on the date of the grant. These options vest in equal annual installments over a two-year period. Each option granted under the 2007 Director Plan becomes exercisable in full in the event of a change in control of the company. The term of each option granted under the 2007 Director Plan is 10 years, provided that, in general, an option may be exercised only while the director continues to serve as a director or within 60 days thereafter.

The compensation packages for directors are intended to attract and retain high-quality individuals to provide oversight to our management team. Directors who are employees of the company receive no additional compensation for their service as directors.

During fiscal 2023, we provided the following compensation to our non-employee directors:

Name*	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Total

Laura A. Dambier (3)	$47,000	$37,306	$84,306

Arthur H. House	$72,000	$46,159	$118,159

Margaret D. Klein (3)	$44,000	$37,306	$81,306

Barbara G. Littlefield	$56,000	$46,159	$102,159

David R. Oliver, Jr.	$61,000	$46,159	$107,159

*

Excludes Mr. McGahn, who has served as our chief executive officer and as a director since June 1, 2011. Mr. McGahn received no compensation for his service as a director in fiscal 2023. Mr. McGahn’s compensation as an executive is reported in the Fiscal 2023 Summary Compensation Table included in this proxy statement.

(1)

The amounts shown reflect the grant date fair value computed in accordance with FASB ASC Topic 718 of (a) each director’s annual award of fully-vested shares of common stock, which for each of Ms. Dambier and Ms. Klein, was pro-rated to reflect their partial year of service on the Board, granted on April 5, 2023 pursuant to the 2007 Director Plan. This resulted in Mr. House, Ms. Littlefield and Mr. Oliver each being granted 11,627 shares and Ms. Dambier and Ms. Klein each being granted 9,397 shares. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for fiscal 2023 included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on May 29, 2024.

(2)	Based on stock price of $3.97 on the grant date of April 5, 2023.

(3)	Ms. Dambier and Ms. Klein joined our Board in June 2022.

(4)	As of March 31, 2024, no non-employee director held unvested stock awards and each non-employee director held options for the following aggregate number of shares of common stock:

Name	Number of Shares

Laura A. Dambier	10,282

Arthur H. House	9,703

Margaret D. Klein	10,282

Barbara G. Littlefield	5,939

David R. Oliver, Jr.	—

Fiscal 2024 Director Compensation

In April 2024, the Compensation Committee engaged Compensia to assess the competitiveness of our non-employee director cash compensation through comparisons with our peer group and the marketplace, and to provide recommendations with respect to cash compensation for our non-employee directors. On May 23, 2024, based on Compensia’s recommendations, the Compensation Committee recommended, and the Board approved certain increases to the cash compensation payable to our non-employee directors for fiscal 2024. The annual cash retainer for all non-employee directors was increased from $35,000 to $50,000, the annual cash retainer for lead non-employee director was increased from $12,000 to $18,000 and the annual cash retainer for chairman of the Nominating and Corporate Governance Committee was increased from $10,000 to $12,000.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of March 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	36,206	(1)	$6.94	259,179	(2)

(1)	Excludes shares issuable under our 2000 Employee Stock Purchase Plan in connection with the current offering period which ends on September 30, 2024. Such shares are included in column (c).

(2)

In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2024, 70,162 shares available for issuance under our 2022 Stock Incentive Plan may instead be issued in the form of restricted stock, unrestricted stock, stock appreciation rights, performance shares or other equity-based awards. There were also 122,796 shares available under the 2007 Director Plan to be issued in the form of stock options or other stock awards. There were 66,221 shares available under the 2000 Employee Stock Purchase Plan on March 31, 2024.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. House (Chairman), Ms. Klein and Ms. Littlefield. No member of the Compensation Committee who served during fiscal 2023 was at any time during fiscal 2023, or formerly, an officer or employee of ours or any subsidiary of ours, nor has any member of the Compensation Committee who served during fiscal 2023 had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

No executive officer of our company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as  a director of AMSC or member of our Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the preceding “Compensation Discussion and Analysis” section with management. Based on that review and discussion, the Compensation Committee has recommended to our Board that the “Compensation Discussion and Analysis” section be included in our proxy statement.

By the Compensation Committee of the Board.

Arthur H. House, Chairman

Margaret D. Klein

Barbara G. Littlefield

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds the lesser of (1) $120,000, or (2) 1% of the average of the our total assets at fiscal year-end for the last two completed fiscal years, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings. If the chairman of the Audit Committee approves the proposed related person transaction, the transaction will be presented to the full Audit Committee at the next meeting of the Audit Committee, and the Audit Committee may, in its discretion, ratify the transaction. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. The Audit Committee will review and consider such information regarding the transaction as it deems appropriate under the circumstances.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

Interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	A transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

There were no related person transactions during fiscal 2023 or fiscal 2022.

ELECTION OF DIRECTORS

(PROPOSAL 1)

At the Annual Meeting, our stockholders will elect six directors to serve until our next annual meeting of stockholders, and until their respective successors are elected and qualified. The candidates listed below were nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee. The nominees must be elected by a plurality of the votes cast by the stockholders entitled to vote on the election. This means that the six nominees receiving the most affirmative votes will be elected as directors at the Annual Meeting. Votes withheld and “broker non-votes” will have no effect on the outcome of the election of directors. All of the nominees have indicated their willingness to serve, if elected, but if any of them should be unable to serve or for good cause will not serve, proxies may be voted for a substitute nominee designated by our Board, or the Board may elect to reduce the size of the Board. Information about each nominee is included under “Corporate Governance — Members of the Board” beginning on page 9 of this proxy statement.

The Board recommends a vote FOR the election of Ms. Dambier, Mr. House, Ms. Klein, Ms. Littlefield, Mr. McGahn and Mr. Oliver, as directors.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2022 STOCK INCENTIVE PLAN

(PROPOSAL 2)

Overview

In this Proposal 2, we are requesting AMSC stockholders approve an amendment and restatement of our 2022 Stock Incentive Plan, or 2022 Plan, to increase by 3,250,000 the number of shares of common stock available for issuance under the 2022 Plan.

Our Board approved the amendment and restatement of the 2022 Plan on May 23, 2024, subject to and effective upon stockholder approval. If this Proposal 2 is not approved by our stockholders, the amendment and restatement of the 2022 Plan will not become effective, but the 2022 Plan will remain in effect in accordance with its present terms. However, we may need to consider alternative compensation structures to achieve the objectives for which the 2022 Plan was designed.

The purpose of the amendment and restatement is to permit the Company to continue using the 2022 Plan to achieve the Company’s performance, recruiting, retention and incentive goals. We believe that the continued use of the 2022 Plan is essential to our success. Providing long-term incentive compensation opportunities in the form of equity awards aligns the interests of the Company’s employees and consultants with the long-term interests of our stockholders, linking compensation to Company performance. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes.

The approval of the amendment and restatement of the 2022 Plan requires the affirmative vote of the holders of a majority of the shares of common stock voting on the matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

Board Recommendation

The Board recommends a vote FOR the approval of the amendment and restatement of our 2022 Plan.

Determination of Additional Shares Under the 2022 Plan

In determining to approve the amendment and restatement of the 2022 Plan, the Compensation Committee reviewed an analysis prepared by Compensia, the committee’s independent compensation consultant. Specifically, the Compensation Committee considered that:

•

Based on historical usage, if we do not increase the shares available for issuance under the 2022 Plan, we expect to exhaust the available shares under the 2022 Plan by July 31, 2024, at which time we would lose an important compensation tool. If our stockholders approve the amendment and restatement, we estimate that the shares reserved for issuance under the 2022 Plan, as amended and restated, would be sufficient for approximately two additional years of awards, depending on projected new employee growth and assuming we continue to grant awards consistent with our historical usage and current practices. However, the share reserve under the 2022 Plan, as amended and restated, could last for a longer or shorter period of time, depending on our future equity grant practices and other factors such as our stock price and market volatility, which we cannot predict with any degree of certainty at this time.

•	If approved, the additional 3,250,000 shares to be reserved under the 2022 Plan represents approximately 8.8% of the number of shares of our common stock outstanding as of June 6, 2024.

In consideration of these factors, and our belief that the ability to continue granting equity compensation is vital to our attracting and retaining employees, we believe that the size of the share reserve under the 2022 Plan after giving effect to the amendment and restatement is reasonable, appropriate and in the best interests of the Company at this time.

Benefits of the 2022 Plan

We believe that equity is a key element of AMSC’s compensation package and that equity awards encourage employee loyalty and align employee interests directly with those of our stockholders. The 2022 Plan allows us to provide key employees, and consultants and advisors, with equity incentives that are competitive with the marketplace.

The 2022 Plan reflects a broad range of compensation and governance best practices. These include:

•

No discounted options or stock appreciation rights. Stock options and stock appreciation rights, or SARs, may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

No liberal share recycling. Shares tendered by a participant to satisfy the exercise price of an option or SAR or to satisfy tax withholding obligations, and shares repurchased by AMSC using proceeds from the exercise of an award will not be “added back” to the shares available for issuance under the 2022 Plan

•

No repricing of awards without stockholder approval. Other than in connection with certain corporate transactions, we may not reduce the exercise price of an option or SAR or cancel an option or SAR in exchange for another award under the 2022 Plan with an exercise price that is less than the exercise price of the original option or SAR, unless such action is approved by the stockholders.

•	No single-trigger vesting of awards. The 2022 Plan does not have a single-trigger accelerated vesting provision for a change in control.

•	No automatic grants. The 2022 Plan does not provide for automatic grants to any individual.

•	No tax gross-ups. The 2022 Plan does not provide for any tax gross-ups.

Description of the 2022 Plan

The following is a summary of the material terms and conditions of the 2022 Plan, as proposed to be amended and restated, and is qualified in its entirety by reference to the 2022 Plan, as amended and restated, which is attached to this proxy statement as Appendix A.

Administration

The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2022 Plan and to interpret the provisions of the 2022 Plan. The Board may delegate authority under the 2022 Plan to one or more committees or subcommittees of the Board and, subject to limitations contained in the 2022 Plan, to one or more officers of the Company. The Board has currently authorized the Compensation Committee to administer the 2022 Plan, and all references in this description of the 2022 Plan to the Board shall apply to the Compensation Committee for so long as that delegation of authority remains in effect. In addition, our Board has delegated to a committee of the Board, designated as the Awards Committee, which consists solely of our president and chief executive officer, Mr. McGahn, the authority to grant awards, subject to the terms and conditions of our 2022 Plan and any other limitations set by the Board, to employees other than executive officers.

Subject to any applicable limitations contained in the 2022 Plan, the Board, the Compensation Committee, the Awards Committee or any other committee or executive to whom the Board delegates authority, as the case may be, selects the recipients of awards and determines the terms and conditions of such awards, including, as applicable, the number of shares covered by each award, the exercise price and term of options, and the conditions for repurchase, issue price and repurchase price of restricted stock awards.

Eligibility and Limitations Upon Awards

Employees, officers, consultants and advisors of AMSC and its present and future parent and subsidiaries are eligible to be granted awards under the 2022 Plan. Under present law, however, incentive stock options may only be granted to employees of AMSC and its subsidiaries. As of June 6, 2024, the persons eligible to receive awards under the 2022 Plan consisted of approximately 316 employees (other than officers) and two officers. Additionally, two consultants are eligible to receive awards under the 2022 Plan, though we have not historically granted awards to consultants. The granting of awards under the 2022 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. Other than the continued services of the award recipient, the Company generally has not and does not expect to receive any consideration for the granting of any awards under the 2022 Plan.

Authorized Number of Shares. The number of shares of common stock reserved for issuance under the 2022 Plan will equal 4,400,000 shares.

Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2022 Plan as of June 6, 2024. The market value of a share of common stock as of June 6, 2024 was $21.54.

Shares subject to outstanding stock awards (1)	1,014,832

Shares available for future awards	45,162

(1)

Represents time-based restricted stock awards and performance-based restricted stock awards at maximum. As of June 6, 2024, the weighted average remaining vesting term for restricted stock was 1.5 years.

Reacquired Shares. If any (a) award under the 2022 Plan, or (b) award outstanding under the Company’s former equity plan, the 2007 Stock Incentive Plan, or 2007 Plan, as of the effective date of the 2022 Plan (which was August 2, 2022), (i) expires or is terminated, surrendered, canceled or forfeited or (ii) results in any common stock not being issued (including as a result of a stock appreciation right that was settleable either in cash or in stock actually being settled in cash), the unused shares of common stock covered by such award will become, or again be available, as applicable, for grant under the 2022 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code. Notwithstanding the foregoing, in the case of a stock appreciation right, the full number of shares subject to such stock appreciation right (or portion thereof) settled in stock will be counted against the number of shares available under the 2022 Plan regardless of the number of shares actually used to settle such stock appreciation right (or portion thereof).

For purposes of counting the number of shares available for the grant of awards under the 2022 Plan, (i) shares of common stock tendered to AMSC by a participant to (a) purchase shares of common stock upon the exercise of an award, or (b) satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) and (ii) shares of common stock repurchased by AMSC on the open market using proceeds from the exercise of an award shall not be added back to the number of shares available for future awards.

Per-Participant Award Limitation Under the 2022 Plan. The maximum number of shares with respect to which awards may be granted to any participant under the 2022 Plan may not exceed 250,000 shares per calendar year.

Substitute Awards

In connection with a merger or consolidation of an entity with AMSC or the acquisition by us of property or stock of an entity, the Board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2022 Plan. Substitute awards will not count against the 2022 Plan’s overall share limit, except as may be required by the Code.

Types of Awards

The 2022 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below. Such awards that may be granted under the 2022 Plan are referred to in this section entitled “Description of the 2022 Plan” as “awards.” As described above under the subheading

“Administration,” our Board has authorized the Compensation Committee to administer the 2022 Plan. All references in this section entitled “Description of the 2022 Plan” to the Board shall also apply to the Compensation Committee for so long as the delegation of authority to the Compensation Committee remains in effect.

Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options will be granted at an exercise price that is not less than 100% of the fair market value of our common stock on the date the option is granted; however, if the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Under present law, incentive stock options may not be granted at an exercise price less than 100% of the fair market value of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to an optionee holding more than 10% of the voting power of AMSC, or a 10% holder). Options may not be granted for a term in excess of ten years (or five years in the case of incentive stock options granted to a 10% holder). The 2022 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or check, (ii) except as otherwise provided by the Board, “cashless exercise” through a broker, (iii) subject to certain conditions, surrender to us of shares of our common stock, (iv) subject to certain conditions, delivery to us of a promissory note, (v) any other lawful means as determined by the Board, or (vi) any combination of these forms of payment.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in cash or common stock or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock. Subject to the limitations described below, SARs will be granted at an exercise price that is not less than 100% of the fair market value of our common stock on the date the SAR is granted; however, if the Board approves the grant of an SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. SARs may not be granted for a term in excess of ten years.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from (or to require forfeiture of all or part of such shares, if issued at no cost, by) the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends or distributions with respect to restricted stock will be held back until vesting of the shares of restricted stock with respect to which they were paid and will be subject to the same restrictions on transferability and forfeitability as such shares of restricted stock.

Restricted Stock Unit Awards. Restricted stock unit awards entitle the recipient to receive shares of our common stock or cash to be delivered at the time such restricted stock units vest and are settled pursuant to the terms and conditions established by the Board.

Other Stock-Based Awards. Under the 2022 Plan, the Board has the right to grant other awards based upon our common stock having such terms and conditions as the Board may determine, including the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock or other property and the grant of awards in lieu of compensation to which a participant is otherwise entitled. Such other awards may be paid in shares of common stock or cash, as determined by the Board.

Performance Measures. The Board may determine, at the time of grant, that an award under the 2022 Plan will vest solely upon the achievement of specified performance criteria. The performance criteria for each such award will be determined by the Board and may include, but are not limited to, the following measures: (i) net income, (ii) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (iii) operating profit before or after discontinued operations and/or taxes, (iv) revenue, (v) revenue growth, (vi) earnings growth, (vii) cash flow or cash position, (viii) gross margins, (ix) stock price, (x) market share, (xi) return on sales, assets, equity or investment, (xii) improvement of financial ratings, (xiii) achievement of balance sheet or income statement objectives or (xiv) total stockholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (a) extraordinary items, (b) gains or losses on the dispositions of discontinued operations, (c) the cumulative effects of changes in accounting principles, (d) the writedown of any asset, and (e) charges for restructuring and rationalization programs. Such performance goals: (x) may vary by participant and may be different for different awards; and (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board.

Limitation on Repricing

Unless approved by AMSC’s stockholders: (i) no outstanding option or SAR granted under the 2022 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option or SAR, as the case may be (other than adjustments in connection with any stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization), and (ii) the Board may not cancel any outstanding option or SAR (whether or not in either case granted under the 2022 Plan) and grant new awards in substitution for such option or SAR, as the case may be, under the 2022 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option or SAR, as the case may be.

Transferability of Awards

Except as otherwise provided in an award or permitted by the Board under the 2022 Plan, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant.

Adjustments for Changes in Common Stock and Certain Other Events

We shall make equitable adjustments in connection with the 2022 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2022 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of AMSC with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (ii) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (iii) any liquidation or dissolution of AMSC. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any outstanding awards on such terms as the Board determines, unless expressly provided in the applicable award agreement: (a) provide that awards will be assumed, continued or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (b) provide that the award will terminate and cannot vest, be exercised or become payable after such Reorganization Event, provided that, with respect to outstanding options and SARs, the participant will receive written notice and the opportunity to exercise such award within a specified period following the date of such notice, (c) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such Reorganization Event, (d) in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to an award holder equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award in exchange for the termination of such awards, provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such award is equal to or less than zero, then the award may be terminated without payment, (e) provide that, in connection with a liquidation or dissolution of AMSC, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (f) any combination of the foregoing.

Acceleration.

Our Board may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Provisions for Foreign Participants

Our Board may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2022 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

Unless earlier terminated by the Board, the 2022 Plan will remain in effect until June 21, 2032, the tenth anniversary of the date the Board originally adopted the 2022 Plan, but awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2022 Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement (or, in the event Nasdaq no longer requires shareholder approval of “material amendments” to equity plans, otherwise materially increasing the number of shares authorized under the 2022 Plan, expanding the types of awards that may be granted under the 2022 Plan or materially expanding the class of participants eligible to participate in the 2022 Plan) will become effective until such stockholder approval is obtained.

If the stockholders do not approve the 2022 Plan (as amended and restated as of May 23, 2024), the 2022 Plan will continue on its terms and conditions as in effect immediately prior to Board approval of the 2022 Plan on May 23, 2024.

Interests of Certain Persons in the 2022 Plan

In considering the recommendation of the Board with respect to the approval of the amendment and restatement of the 2022 Plan, stockholders should be aware that, as discussed above, executive officers are eligible to receive awards under the 2022 Plan. The Board recognizes that approval of this proposal may benefit our executive officers and their successors.

Federal Income Tax Consequences of the 2022 Plan

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2022 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement and is intended for general information only. Alternative minimum tax and other federal tax and foreign, state, and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality. Changes to the federal income tax laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or one of our 50% or more-owned corporate subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income (as compensation income) and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock

A participant will generally not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code, or an 83(b) election, is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income upon the date of grant equal to the value of the stock less the purchase price and, when the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. The holding period for purposes of capital gain or loss generally will commence on the date of vesting (or, if an 83(b) election is made, the date of grant).

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have compensation income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based award granted under the 2022 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to AMSC

There will be no tax consequences to us in connection with the grant, vesting or settlement of awards under the 2022 Plan, except that we will generally be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code (as described below).

Section 162(m) of the Code

Under Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including, without limitation, base salary, annual bonus, stock option exercises, and restricted stock vesting) for certain current or former executive officers exceeds $1 million in any one taxable year. The Compensation Committee believes that deductibility of executive compensation is only one of several important considerations in setting compensation and reserves the right to approve executive compensation arrangements that are not fully tax deductible if it believes that doing so is in the best interests of AMSC or our stockholders.

Section 409A of the Code

This summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If the terms of any award do not meet the requirements of Section 409A of the Code, then the violation may result in an additional 20% tax obligation, plus penalties and interest for the applicable participant.

New Plan Benefits

All future awards under the 2022 Plan will be made by the Board, the Compensation Committee or the Awards Committee as described above and no determinations have been made as to any future awards that may be granted pursuant to the 2022 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2022 Plan. For disclosure regarding benefits under the 2007 Director Plan, see “New Plan Benefits” and “Additional Prior Award Information” in Proposal 3 below.

Additional Prior Award Information

The table below shows, as to our named executive officers and the various indicated groups, the number of shares of our common stock subject to awards granted under the 2022 Plan through June 6, 2024.

Name and Position	Number of shares subject to stock options (vested, unvested and exercised) (1)	Number of shares of restricted stock (time-based) (vested and unvested) (1)	Number of shares of restricted stock (performance- based) (vested) (1) (2)	Number of shares of restricted stock (performance- based) (unvested) (1) (3)

Named Executive Officers:

Daniel P. McGahn — Chairman, President and Chief Executive Officer	0	200,000	0	250,000

John W. Kosiba — Senior Vice President, Chief Financial Officer and Treasurer	0	117,000	0	75,333

All current executive officers, as a group	0	317,000	0	325,333

All current directors who are not executive officers, as a group	0	0	0	0

Director nominees:

Laura A. Dambier	0	0	0	0

Arthur H. House	0	0	0	0

Margaret D. Klein	0	0	0	0

Barbara G. Littlefield	0	0	0	0

David R. Oliver, Jr.	0	0	0	0

Each associate of any of such directors, executive officers or nominees	0	0	0	0

Persons who receive or are to receive 5% of options, warrants or rights under 2022 Plan	n/a	n/a	n/a	n/a

All employees, including all current officers who are not executive officers, as a group	0	401,498	0	0

(1)

Share numbers shown do not take into account shares subject to awards that have been cancelled, forfeited or expired unexercised. The market value of a share of common stock as of June 6, 2024 equaled $21.54.

(2)	For performance-based restricted stock awards that have vested, numbers are shown based on the actual number of shares that vested.
(3)

For unvested performance-based restricted stock awards, share numbers are shown based on the target level of performance. Other than Mr. McGahn’s performance-based award of 150,000 shares granted on October 31, 2022 for which target level represents the highest level of potential achievement, the maximum number of shares that may vest is equal to 150% of the target number.

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED

2007 DIRECTOR STOCK PLAN

(PROPOSAL 3)

Overview

In this Proposal 3, we are requesting AMSC stockholders approve an amendment to our Amended and Restated 2007 Director Stock Plan, or 2007 Director Plan, to increase by 150,000 the number of shares of common stock available for issuance under the 2007 Director Plan.

Our Board approved the amendment to the 2007 Director Plan on May 23, 2024, subject to and effective upon stockholder approval. If this Proposal 3 is not approved by our stockholders, the amendment to the 2007 Director Plan will not become effective, but the 2007 Director Plan will remain in effect in accordance with its present terms.

The approval of the amendment to the 2007 Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock voting on the matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

Board Recommendation

The Board recommends a vote FOR the approval of the amendment to our 2007 Director Plan.

Benefits of the 2007 Director Plan

We believe that equity is a key element of AMSC’s compensation package for non-employee directors. The 2007 Director Plan allows us to provide non-employee directors with equity incentives that are competitive with the marketplace.

Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2007 Director Plan as of June 6, 2024:

Shares subject to outstanding options (1)	36,206

Shares subject to outstanding stock awards	0

Shares available for future awards	103,596

(1)

As of June 6, 2024, options outstanding under the 2007 Director Plan had a weighted average per share exercise price of $6.94 and a weighted average remaining term of 6.0 years. The market value of a share of common stock as of June 6, 2024 equaled $21.54.

As a result, unless the proposed amendment is approved, we may not be able to provide individuals eligible for awards with compensation packages that are necessary to attract, retain and motivate such individuals. The Board believes that the additional 150,000 shares of common stock will provide us sufficient shares to cover the awards anticipated to be granted to eligible participants for at least two years.

Description of the 2007 Director Plan

The following is a summary of the material terms and conditions of the 2007 Director Plan, as proposed to be amended, and is qualified in its entirety by reference to the 2007 Director Plan, as proposed to be amended, which is attached to this proxy statement as Appendix B.

Eligibility; Types of Awards; Terms of Awards; Award Limit

The 2007 Director Plan provides for the grant of nonstatutory stock options and stock awards to directors who are not our full-time employees or the full-time employee of any of our subsidiaries (referred to as “Outside Directors”). In particular, the 2007 Director Plan provides for automatic grants of options and stock awards to Outside Directors as follows:

•

on the date an Outside Director commences service on the Board, such Outside Director is granted an option to purchase shares of common stock with an aggregate grant date value equal to $40,000, with an exercise price equal to the fair market value of our common stock on the date of the grant; and

•

each Outside Director is granted an award of shares of common stock with an aggregate grant date value equal to $50,000 three business days following the last day of each fiscal year, subject to proration for any partial fiscal year of service.

Each option granted under the 2007 Director Plan will have an exercise price equal to the fair market value of our common stock on the date of grant. Options automatically granted under the 2007 Director Plan will vest in equal annual installments over a two-year period, subject to acceleration of vesting in the event of a change in control of AMSC (as defined in the 2007 Director Plan). The shares of common stock automatically issued to Outside Directors following the last day of each fiscal year will be fully vested and not subject to any repurchase rights or other contractual restrictions. In addition to the automatic grants, the Board may, in its sole discretion, grant additional options and stock awards to Outside Directors. No Outside Director may be granted options or awards under the 2007 Director Plan in any one fiscal year with a grant date fair value, as determined in accordance with FASB ASC Topic 718, or any successor thereto, in excess of $500,000.

As of June 6, 2024, the persons eligible to receive awards under the 2007 Director Plan consisted of five Outside Directors. Other than the continued services of the award recipient, the Company generally has not and does not expect to receive any consideration for the granting of any awards under the 2007 Director Plan.

Authorized Number of Shares.

Pursuant to the proposed amendment, the number of shares of common stock that are available to be issued through awards made under the 2007 Director Plan or through the exercise of options granted thereunder will be increased from 430,000 shares to 580,000 shares. If any outstanding option under the 2007 Director Plan expires or is terminated, surrendered, or cancelled without having been exercised in full, the shares covered by the unexercised portion of such option will again be available for issuance under the 2007 Director Plan.

Limitation on Repricing

Unless approved by AMSC’s stockholders: (i) no outstanding option granted under the 2007 Director Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option (other than adjustments in connection with any stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization), and (ii) the Board may not cancel any outstanding option (whether or not in either case granted under the 2007 Director Plan) and grant new awards in substitution for such option under the 2007 Director Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

Transferability of Awards

Except as otherwise permitted by the Board or under the 2007 Director Plan, option awards issued under the 2007 Director Plan may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the lifetime of the optionee, shall be exercisable only by the optionee.

Administration

The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Director Plan and to interpret the provisions of the 2007 Director Plan. The Board also has the authority to delegate any or all of its powers under the 2007 Director Plan to one or more committees or subcommittees of the Board, to the extent permitted by applicable law. Such authority has been delegated to the Compensation Committee pursuant to its charter. All references in this description of the 2007 Director Plan to the Board shall also apply to the Compensation Committee.

Adjustments for Changes in Common Stock and Certain Other Events

We shall make equitable adjustments in connection with the 2007 Director Plan and any outstanding options to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The

2007 Director Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (a) any merger or consolidation of AMSC with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of AMSC. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any outstanding options on such terms as the Board determines: (i) provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding options will become realizable or deliverable in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, or Acquisition Price, make or provide for a cash payment to an option holder equal to (A) the Acquisition Price times the number of shares of common stock subject to the holder’s options (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding options, in exchange for the termination of such options, (v) provide that, in connection with a liquidation or dissolution of AMSC, options will convert into the right to receive liquidation proceeds (net of the exercise price thereof) and (vi) any combination of the foregoing.

Amendment or Termination

No award may be made under the 2007 Director Plan more than 10 years after August 2, 2022, the date that an amendment to the 2007 Director Plan was last approved by our stockholders, but awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2007 Director Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement (or, in the event Nasdaq no longer requires shareholder approval of “material amendments” to equity plans, otherwise materially increasing the number of shares authorized under the 2007 Director Plan, expanding the types of awards that may be granted under the 2007 Director Plan or materially expanding the class of participants eligible to participate in the 2007 Director Plan) will become effective until such stockholder approval is obtained.

If the stockholders do not approve the amendment of the 2007 Director Plan as described in this Proposal 3, the 2007 Director Plan will continue in effect on its terms and conditions as in effect immediately prior to Board approval of the amendment to the 2007 Director Plan on May 23, 2024.

Interests of Certain Persons in the 2007 Director Plan

In considering the recommendation of the Board with respect to the approval of the amendment to the 2007 Director Plan, stockholders should be aware that, as discussed above, Outside Directors are eligible to receive awards under the 2007 Director Plan. The Board recognizes that approval of this proposal may benefit our Outside Directors and their successors.

Federal Income Tax Consequences of the 2007 Director Plan

The following is a summary of the United States federal income tax consequences that generally will arise with respect to nonstatutory stock options and stock awards granted under the 2007 Director Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Awards

A participant will have compensation income equal to the value of the stock on the date of grant (or, if later, the date of vesting) less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant (or, if later, the date of vesting). Any capital gain or loss will be long-term if the participant held the stock for more than one year from the date of grant (or, if later, the date of vesting) and otherwise will be short-term.

Tax Consequences to AMSC

There will be no tax consequences to us in connection with the grant, vesting or settlement of awards under the 2007 Director Plan, except that we will generally be entitled to a deduction when a participant has compensation income.

Section 409A of the Code

This summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If the terms of any award do not meet the requirements of Section 409A of the Code, then the violation may result in an additional 20% tax obligation, plus penalties and interest for the applicable participant.

New Plan Benefits

The table below shows, as to our non-employee directors and the various indicated groups, the number of shares of our common stock subject to awards that will be allocated to them under the 2007 Director Plan in respect of each fiscal year on and after April 1, 2024.

Name and Position	Number of options (1)	Dollar value of options	Number of stock awards		Dollar value of stock awards

Named Executive Officers:

Daniel P. McGahn — Chairman, President and Chief Executive Officer	0	0	0		0

John W. Kosiba — Senior Vice President, Chief Financial Officer and Treasurer	0	0	0		0

All current executive officers, as a group	0	0	0		0

All current directors who are not executive officers, as a group	0	0	11,606	(2)	$250,000	(2)

All employees, including all current officers who are not executive officers, as a group	0	0	0		0

(1)	No current non-employee director is entitled to any future option grant in connection with his or her commencing service on the Board.

(2)

Each non-employee director is eligible to receive an award of shares of common stock under the 2007 Director Plan with an aggregate grant date value equal to $50,000 three business days following the last day of each fiscal year. The amount shown in the table is illustrative of an annual stock grant to five non-employee directors, each with a grant date fair value of $50,000. The number of shares is calculated based on the market value of a share of common stock as of June 6, 2024 of $21.54. The actual number of shares to be granted to each non-employee director is subject to change based on the share price utilized in connection with the actual grants.

Additional Prior Award Information

The table below shows, as to our non-employee directors and the various indicated groups, the number of shares of our common stock subject to awards granted under the 2007 Director Plan through June 6, 2024. All future awards under the 2007 Director Plan will be made by the Board or the Compensation Committee as described above.

Name and Position	Number of shares subject to stock options (vested, unvested and exercised) (1)(2)	Number of stock awards(1)

Named Executive Officers:

Daniel P. McGahn — President and Chief Executive Officer	0	0

John W. Kosiba — Senior Vice President, Chief Financial Officer and Treasurer	0	0

All current executive officers, as a group	0	0

All current directors who are not executive officers, as a group	36,206	159,798

Director nominees:

Laura A. Dambier	10,282	13,237

Arthur H. House	9,703	44,024

Margaret D. Klein	10,282	13,237

Barbara G. Littlefield	5,939	29,672

David R. Oliver, Jr.	0	59,628

Each associate of any of such directors, executive officers or nominees	0	0

Persons who receive or are to receive 5% of options, warrants or rights under 2007 Director Plan	n/a	n/a

All employees, including all current officers who are not executive officers, as a group	0	0

(1)	Share numbers shown do not take into account shares subject to awards that have been cancelled, forfeited or expired unexercised.

(2)

As of June 6, 2024, options outstanding under the 2007 Director Plan had a weighted average per share exercise price of $6.94 and a weighted average remaining term of 6.0 years. The market value of a share of common stock as of June 6, 2024 equaled $21.54.

APPROVAL OF AN AMENDMENT TO AMSC’S CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF OFFICERS

(PROPOSAL 4)

Article EIGHTH of the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), currently provides that, to the fullest extent permitted under the Delaware General Corporation Law (the “DGCL”), no director shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. As part of its continuing review of corporate governance standards and practices, the Board unanimously approved and declared advisable, subject to stockholder approval, an amendment (the “Officer Exculpation Amendment”) to the Company’s Restated Certificate of Incorporation to update the current exculpation and liability provisions in Article EIGHTH of our Restated Certificate of Incorporation to reflect developing law.

Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended (as amended, “Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for monetary damages for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate directors only and our Restated Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of liability for breach of the fiduciary duty of care of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate Covered Officers (as defined below) from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (collectively, “Covered Officers”).

The Board is asking stockholders to approve an amendment to Article EIGHTH of the Company’s Restated Certificate of Incorporation to allow for the exculpation of the Company’s officers, as permitted by Amended 102(b)(7). The Board has approved and declared advisable the Officer Exculpation Amendment to the Restated Certificate of Incorporation, as amended, to replace in its entirety the existing Article EIGHTH with the proposed Article EIGHTH shown in the table below. The table also contains a comparison of the proposed Article EIGHTH to the existing Article EIGHTH (bold, underline indicates additions and strikethrough indicates deletions):

Existing Article EIGHTH	Proposed Article EIGHTH	Comparison
EIGHTH. The Corporation eliminates the personal liability of each member of its board of directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the	EIGHTH. The Corporation eliminates the personal liability of each member of its board of directors and each officer to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that the foregoing shall not eliminate the liability of (i) a director or officer for any breach of such director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director or officer for acts or omissions not in good faith or	EIGHTH. The Corporation eliminates the personal liability of each member of its board of directors and each officer to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that the foregoing shall not eliminate the liability of (i) a director or officer ~~(i)~~ for any breach of such director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director or officer for acts or omissions not

Existing Article EIGHTH	Proposed Article EIGHTH	Comparison
Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit.	which involve intentional misconduct or a knowing violation of law, (iii) a director under Section 174 of Title 8 of the Delaware Code, (iv) a director or officer for any transaction from which such director or officer derived an improper personal benefit, or (v) an officer in any action by or in the right of the Corporation.	in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a director under Section 174 of Title 8 of the Delaware Code ~~or~~, (iv) a director or officer for any transaction from which such director or officer derived an improper personal benefit, or (v) an officer in any action by or in the right of the Corporation.

As described above, the Officer Exculpation Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought against an officer by the Company itself or for derivative claims brought against an officer by stockholders in the name of the Company. Further, the Officer Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

The Board believes that the Officer Exculpation Amendment is in the best interests of the Company and its stockholders. In approving the Officer Exculpation Amendment and recommending it for approval by our stockholders, the Board considered the narrow class and type of claims to which Amended 102(b)(7) and the Officer Exculpation Amendment apply, the officers that are covered by Amended 102(b)(7) and the Officer Exculpation Amendment and the benefits the Board believes would accrue to the Company from providing officer exculpation, including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Certain of the executive officers of the Company would stand to benefit if Proposal 4 is adopted, as it could reduce their potential monetary liability for certain breaches of fiduciary duties, as described in this proposal.

Pursuant to Section 242 of the DGCL, adoption of the Officer Exculpation Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. If our stockholders approve the Officer Exculpation Amendment, our Board has authorized the Company’s officers to file a Certificate of Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval at the Annual Meeting, and the Certificate of Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Officer Exculpation Amendment, our Board retains discretion under Delaware law to determine when to file the Certificate of Amendment with the Delaware Secretary of State and to abandon the Officer Exculpation Amendment notwithstanding prior stockholder approval.

The Board recommends that you vote “FOR” the approval of the Officer Exculpation Amendment.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 5)

The Audit Committee has appointed RSM as our independent registered public accounting firm for fiscal 2024 and has directed that we submit this appointment for ratification by the stockholders at the Annual Meeting. Although stockholder ratification is not required, the appointment of RSM is being submitted for ratification at the Annual Meeting because AMSC believes it is a good corporate governance practice. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its appointment of RSM. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the fiscal year if it determines that such a change would be in the best interest of AMSC and its stockholders.

Representatives of RSM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Ratification of the appointment by the Audit Committee of RSM as our independent registered public accounting firm for the current fiscal year requires the affirmative vote of the holders of a majority of the shares of common stock voting on the matter. Abstentions will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, we do not expect any “broker non-votes” in connection with this proposal.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of RSM as our independent registered public accounting firm for the current fiscal year.

Independent Registered Public Accounting Firm’s Fees

The following table summarizes the fees charged by RSM and its affiliates for the services rendered to us with respect to each of the last two fiscal years:

	Fiscal Year Ended March 31,
Fee Category	2024	2023

Audit Fees (1)	$918,777	$849,023

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

Total Fees	$918,777	$849,023

(1)

Audit fees consist of fees for the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below. All services provided to us by RSM and its affiliates in each of fiscal 2023 and fiscal 2022 were approved in accordance with this policy.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL 6)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010, or the Dodd-Frank Act and Rule 14a-21 under the Exchange Act, our stockholders are entitled to vote at the Annual Meeting to approve, on a non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the Exchange Act. The stockholder vote on executive compensation is an advisory vote only, and it is not binding on our company, the Board or the Compensation Committee.

Although the vote is non-binding, the Compensation Committee and the Board value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. The Compensation Committee and the Board value constructive dialogue on executive compensation with the Company’s stockholders and encourage all stockholders to vote their shares on this important matter. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather gives our stockholders an opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the company’s definitive proxy statement for the 2024 Annual Meeting of Stockholders.”

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, we believe that our executive compensation program is reasonable, competitive and strongly focused on pay for performance principles. Our executive compensation program is designed to attract and retain executive officers who contribute to our long-term success, align compensation with short- and long-term business objectives, and incentivize the executive officers to provide superior performance that will build long-term stockholder value. The program contains elements of performance-based cash and equity-based compensation. Our executive pay philosophy is predicated on our view that a significant portion of compensation should be “at risk” and directly linked to our overall performance, thereby supporting the alignment of the interests of our named executive officers with the interests of our stockholders. We believe our compensation program has been successful in achieving its goals while, at the same time, not encouraging excessive risk taking by management.

The affirmative vote of the holders of a majority of shares of common stock voting on the matter is required to approve the advisory resolution on the compensation of our named executive officers described in this proposal 6. Abstentions and “broker non-votes” will have no effect on the outcome of the proposal. The results of this vote are not binding on the Board.

At our 2023 Annual Meeting of Stockholders, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at the 2025 Annual Meeting of Stockholders.

The Board unanimously recommends a vote FOR the advisory vote to approve the compensation of our named executive officers.

OTHER MATTERS

Solicitation of Proxies

We will bear the costs of soliciting proxies. We have retained Morrow Sodali LLC, or Morrow Sodali, to aid in the solicitation of proxies for the Annual Meeting. Morrow Sodali may solicit proxies personally, electronically, by mail or by telephone. We expect to pay Morrow Sodali approximately $15,000, plus expenses, for its services. In addition to solicitations by mail, our directors, officers and employees may, without additional pay, solicit proxies by telephone, facsimile, e-mail and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable expenses in connection with this distribution.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2025 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Stockholder Proposals for 2025 Annual Meeting

Stockholder Proposals Included in Proxy Statement

To be considered for inclusion in the proxy statement relating to our 2025 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than February 20, 2025, which is 120 calendar days before the anniversary of the date our proxy statement was released to stockholders in connection with this year’s Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on August 2, 2024 then the deadline is a reasonable time before we begin to print and mail proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with SEC regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

We must receive other proposals of stockholders (including director nominations) intended to be presented at the 2025 Annual Meeting, but not included in our proxy statement, by May 4, 2025, but not before April 4, 2025, which is not less than 90 days nor more than 120 days prior to the anniversary date of this year’s Annual Meeting. However, in the event the 2025 Annual Meeting is scheduled to be held on a date before July 13, 2025 or after October 1, 2025, which is 20 days before or 60 days after the anniversary date of this year’s Annual Meeting, then your notice may be received by us at our principal executive office not earlier than the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of (1) the 90th day before the scheduled date of such annual meeting or (2) the 10th day after the day on which we first make a public announcement of the date of such annual meeting. Any proposals we do not receive in accordance with the above standards will not be voted on at the 2025 Annual Meeting. You are also advised to review our bylaws, which specify additional requirements related to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

Important Notice Regarding Delivery of Security Holder Documents

We have adopted the cost saving practice of “householding” proxy statements, annual reports and Internet Notices. Some banks, brokers and other nominee record holders are also “householding” proxy statements, annual reports, and Internet Notices for their customers. This means that only one copy of our proxy statement, annual report or Internet Notice may have been sent to multiple shareholders in your household unless we have received instructions otherwise. We will promptly deliver a separate copy of any of these documents to you if you write our Investor Relations department at 114 East Main Street, Ayer, Massachusetts 01432 or call (978) 399-8344. If you want to receive separate copies of the annual report, proxy statement or Internet Notice in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Electronic Delivery of Stockholder Communications

If you received your Annual Meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce our printing and mailing costs, by signing up to receive your stockholder communications via e-mail. To sign up for electronic delivery, visit www.proxyvote.com. Your electronic delivery enrollment will be effective until you cancel it, which you may do at any time by following the procedures described at the website listed above. If you have questions about electronic delivery, please write our Investor Relations department at 114 East Main Street, Ayer, Massachusetts 01432 or call (978) 399-8344.

Appendix A

AMERICAN SUPERCONDUCTOR CORPORATION

2022 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2022 Stock Incentive Plan (the “Plan”) of American Superconductor Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make or are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, consultants and advisors are eligible to receive options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future parent or subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant

Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.	Stock Available for Awards.

(a) Number of Shares.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for the sum of (i) 4,400,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), plus (ii) any shares of Common Stock which are subject to 2007 Plan Awards (as defined below) which become available for issuance under the Plan pursuant to Section 4(a)(2). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting and Reacquired Shares. For purposes of counting the number of shares available for the grant of Awards under the Plan, any Award shall be counted against the number of shares available for the future grant of Awards as one share for each share of Common Stock subject to such Award and all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that SARs that may be settled in cash only shall not be so counted. If any Award or any award outstanding under the Company’s 2007 Stock Incentive Plan (as amended) as of the original effective date of the Plan (a “2007 Plan Award”) (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award or 2007 Plan Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award or 2007 Plan Award shall become, or again be available, as applicable, for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code; and provided, further, in the case of SARs, that the full number of shares subject to any such SAR (or portion thereof) settled in stock shall be counted against the number of shares available under the Plan regardless of the number of shares actually used to settle such SAR (or portion thereof) upon exercise. The following shares shall not be added back to the number of shares available for the future grant of Awards: (A) shares of Common Stock tendered to the Company by a Participant to (x) purchase shares of Common Stock upon the exercise of an Award or 2007 Plan Award, or (y) satisfy tax withholding obligations (including shares retained from the Award or 2007 Plan Award creating the tax obligation); and (B) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award or 2007 Plan Award.

(b) Per-Participant Award Limitation Under the Plan. Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 per calendar year.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sub-limits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board and provided for in the option agreement, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

6.	Stock Appreciation Rights.

(a) General. An SAR is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants. SARs granted under the Plan will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise Price. The Board shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

7.	Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board also may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or is otherwise settled pursuant to Section 7(c)(3)(i) (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock, the shares, cash or other property will be held back until vesting of the shares of Restricted Stock with respect to which they were paid and will be subject to the same restrictions on transferability and forfeitability as such shares of Restricted Stock.

(2) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(3) Additional Provisions Relating to Restricted Stock Units.

(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(ii) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(iii) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, subject in each case to such terms and conditions as the Board shall establish and set forth in the applicable Award agreement.

8.	Other Stock-Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock-Based Awards, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits and share counting rules set forth in Section 4(a) and Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable). Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (iii) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards on such terms as the Board determines, unless expressly provided in the applicable Award agreement: (i) provide that Awards shall be assumed, continued or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) provide that the Award will terminate and cannot vest, be exercised or become payable after the Reorganization Event; provided that, with respect to outstanding Options and SARS, the Participant will receive written notice and the opportunity to exercise such Option or SAR within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part, prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to a Participant equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable, in exchange for the termination of such Awards; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(3) General. Except as expressly provided in the Plan or the Board’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of shares of any class, dividend payment, increase or decrease in the number of shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to a change in capitalization under Section 9(a) above or the Board’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

10.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s maximum statutory withholding obligations for the applicable jurisdiction (or such other rate as may be determined by the Company after considering any accounting consequences or costs). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 or Section 11(f) hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”).

(2) Performance Measures. For any Performance Award, the Board shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more performance measures established by the Board, which shall be based on the relative or absolute attainment of specified levels, and which may include, but are not limited to, the following: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (A) may vary by Participant and may be different for different Awards; and (B) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board.

11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan (as amended and restated) shall become effective on the date the Plan is approved by the Company’s stockholders. Unless earlier terminated by the Board, the Plan will remain in effect until June 21, 2032, the tenth anniversary of the date the Board adopted the Plan, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under applicable law or the rules of the Nasdaq Stock Market (“Nasdaq”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (ii) if the Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the Nasdaq rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Code Section 409A.

(1) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A of the Code (“Section 409A”), such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award to the contrary, the Board may, without a Participant’s consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(2) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s employment or service with the Company will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s employment or service. For purposes of the Plan or any Award relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(3) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a

“specified employee” (as defined under Section 409A and as the Board determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(h) Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

(i) Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any shares underlying the Award) will be subject to any claw-back policy adopted by the Company (or any subsidiary) to comply with applicable laws (including, to the extent applicable, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award.

(j) Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

First adopted by the Board of Directors on June 21, 2022 and approved by the stockholders on August 2, 2022.

Plan, as amended and restated, adopted by the Board of Directors on May 23, 2024, and approved by the stockholders on [____].

Appendix B

AMERICAN SUPERCONDUCTOR CORPORATION

AMENDED AND RESTATED

2007 DIRECTOR STOCK PLAN

1.	Purpose.

The purpose of this Amended and Restated 2007 Director Stock Option Plan (the “Plan”) of American Superconductor Corporation (the “Company”) is to encourage stock ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future success and to provide them with a further incentive to remain as directors of the Company. This Plan constitutes an amendment and restatement of the 2007 Director Stock Plan, as last approved by the Company’s Board of Directors (the “Board”) on June 21, 2022, and approved by the Company’s stockholders on August 2, 2022 (the “Existing Plan”). In the event that the Company’s stockholders do not approve the Plan, the Existing Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Plan is approved by the Board.

2.	Administration.

(a) Administration by Board. The Board shall supervise and administer the Plan. Except for grants permitted under Section 5(b), grants of stock options and stock awards under the Plan and the amount and nature of the options and awards to be granted shall be automatic in accordance with Section 5(a). The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any options and awards granted under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any option or award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Delegation. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board. All references in the Plan to the “Board” shall mean the Board or a committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such committee.

3.	Participation in the Plan.

Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company (“Outside Directors”) shall be eligible to receive options and stock awards under the Plan, except that Directors of the Company who are representatives of an equity holder of the Company shall not be eligible to receive options or awards under the Plan.

4.	Stock Subject to the Plan.

(a) Shares Issuable. The maximum number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 580,000 shares, subject to adjustment as provided in Section 7.

(b) Reissuance of Shares. If any outstanding option under the Plan for any reason expires or is terminated, surrendered, or cancelled without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

(c) Non-Statutory Options. All options granted under the Plan shall be non-statutory options and not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

(d) Unissued and Treasury Shares. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.	Director Option and Award Grants; Terms of Director Options.

(a) Automatic Director Equity Grants. The Company shall grant options or awards to Outside Directors under the Plan as follows:

(i) Initial Option Grants to Outside Directors. An option to purchase shares of Common Stock shall be granted automatically to an Outside Director on the date such Outside Director commences service on the Board. The number of shares of Common Stock subject to such option shall be determined by dividing (A) $40,000, by (B) the Black-Scholes value of an option to purchase one share of Common Stock, which Black-Scholes value shall be based on the last reported sale price per share of Common Stock on the business day immediately prior to the date an Outside Director commences service on the Board and the valuation assumptions for the most recent period set forth in the most recent Form 10-Q or 10-K (or any successor forms) of the Company (rounding the resulting number to the nearest whole share of Common Stock).

(ii) Stock Awards to Outside Directors. With respect to each fiscal year of the Company:

(A) With respect to each Outside Director providing services on the third business day following the last day of such fiscal year of the Company, an award of Common Stock shall be granted automatically, on the third business day following the last day of such fiscal year of the Company, to such Outside Director. The number of shares of Common Stock subject to such award shall equal the product of (x) $50,000 divided by the last reported sale price per share of Common Stock on the second business day following the last day of such fiscal year of the Company, and (y) a fraction, the numerator of which is the number of days in such fiscal year in which such Outside Director provided services to the Company and the denominator of which is the number of days in such fiscal year (rounding the resulting product to the nearest whole share of Common Stock).

(B) With respect to each Outside Director who provided services as of the commencement of such fiscal year, but ceased providing services prior to any grant pursuant to Section 5(a)(ii)(A) with respect to such fiscal year, an award of Common Stock shall be granted automatically, on the last business day of service of such Outside Director, to such Outside Director. The number of shares of Common Stock subject to such award shall equal the product of (x) $50,000 divided by the last reported sale price per share of Common Stock on the business day prior to the last business day of service of such Outside Director, and (y) a fraction, the numerator of which is the number of days in such fiscal year in which such Outside Director provided services to the Company and the denominator of which is the number of days in such fiscal year (rounding the resulting product to the nearest whole share of Common Stock).

The shares of Common Stock covered by awards described in this Section 5(a)(ii) shall be fully vested and not subject to any repurchase rights or other contractual restrictions.

(b) Discretionary Equity Awards to Outside Directors. Without limiting Section 5(a), but subject to Section 5(d), the Board is authorized to grant options and awards to Outside Directors, from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(c) Terms of Director Options. Each option granted pursuant to Section 5(a)(i) or 5(b) shall be evidenced by a written agreement in such form as the President, any Vice President or General Counsel shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(i) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq Global Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the last reported sale price per share of Common Stock thereon on such date (or, if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq Global Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be as determined by the Board.

(ii) Transferability of Options. Subject to clause (vi) below, except as the Board may otherwise determine, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that the Board may permit or provide in an option for the gratuitous transfer of such option by the applicable Outside Director to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Outside Director and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such option under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the applicable Outside Director and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the option.

(iii) Vesting Period.

(A) General. Each option granted pursuant to Section 5(a)(i) shall become exercisable in equal annual installments over a two year period following the date of grant.

(B) Acceleration Upon a Change in Control of the Company. Notwithstanding the foregoing, each outstanding option granted pursuant to Section 5(a)(i) shall immediately become exercisable in full in the event a Change in Control of the Company (as defined in this subsection) occurs. For purposes of the Plan, a “Change in Control of the Company” shall occur or be deemed to have occurred only if (i) any “person”, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years ending during the term of any option agreement issued under the Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this subsection (B)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there occurs the sale or disposition by the Company of all or substantially all of the Company assets.

(iv) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the date of grant or (ii) the date 60 days after the optionee ceases to serve as a director of the Company for any reason, whether by death, resignation, removal or otherwise.

(v) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

(vi) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee’s death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

(d) Award Limit. Notwithstanding any provision in the Plan to the contrary, no Outside Director shall be granted options or awards under the Plan in any one fiscal year with a grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto, in excess of $500,000.

6.	Limitation of Rights.

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an award nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

(b) No Stockholder Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

(c) Compliance with Securities Laws. Each option and stock award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or stock award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, and such stock award shall not be granted, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board.

7.	Adjustments for Changes in Capitalization and Reorganization Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, and (ii) the number and class of securities and exercise price per share of each outstanding option and each option issuable under Section 5(a) shall be equitably adjusted by the Company. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(ii) Consequences of a Reorganization Event on Options. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding options on such terms as the Board determines: (i) provide that the options shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to an optionee, provide that the optionees’ unexercised options will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the optionee within a specified period following the date of such notice, (iii) provide that outstanding options shall become exercisable, in whole or in part, prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the optionees’ options (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of such outstanding options and any applicable tax withholdings, in exchange for the termination of such options, (v) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

8.	Amendment, Modification or Termination of Options.

(a) Amendment, Modification or Termination. Subject to Section 8(b), the Board may amend, modify or terminate any outstanding option, including but not limited to, substituting therefor another option of the same or a different type and changing the date of exercise or realization. A Outside Director’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Outside Director’s rights under the Plan or (ii) the change is permitted under Section 7 hereof.

(b) Required Stockholder Approval. Unless such action is approved by the Company’s stockholders: (1) no outstanding option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option (other than adjustments pursuant to Section 7) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new options under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

9.	Termination and Amendment of the Plan.

The Board may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the Nasdaq Stock Market (“Nasdaq”) or any other exchange on which the Common Stock of the Company is listed. No amendment that would require stockholder approval under Nasdaq rules may be made effective unless and until such amendment shall have been approved by the Company’s stockholders. If Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the Nasdaq rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan, (B) expanding the types of options or stock awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 9 shall apply to, and be binding on the holders of, all options and awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of participants under the Plan.

10.	Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

11.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware (without regard to conflicts of law principles of any jurisdiction).

12.	Stockholder Approval; Effective Date.

The Plan (as amended and restated hereby) shall become effective on the date the Plan (as amended and restated hereby) is approved by the Company’s stockholders. Unless earlier terminated by the Board, the Plan will remain in effect until August 2, 2032, the tenth anniversary of the date the Company’s stockholders approved the Existing Plan, but awards previously granted may extend beyond that date.

First adopted by the Board of Directors on May 15, 2007 and approved by the stockholders on August 3, 2007

Plan, as amended, approved by the Board of Directors on October 30, 2008

Plan, as amended, approved by the Board of Directors on May 12, 2009

Plan, as amended, approved by the Board of Directors on March 31, 2014

Plan, as amended, approved by the Board of Directors on May 8, 2014 and approved by the stockholders on August 1, 2014

Plan, as amended, approved by the Board of Directors on June 14, 2016 and approved by the stockholders on July 29, 2016

Plan, as amended, approved by the Board of Directors on June 13, 2019 and approved by the stockholders on August 1, 2019

Plan, as amended, approved by the Board of Directors on May 20, 2021

Plan, as amended, approved by the Board of Directors on June 21, 2022 and approved by the stockholders on August 2, 2022

Plan, as amended, approved by the Board of Directors on May 23, 2024 and approved by the stockholders on [____]

AMERICAN SUPERCONDUCTOR CORPORATION 114 EAST MAIN STREET AYER, MA 01432

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V52749-P13552      KEEP THIS PORTION FOR YOUR RECORDS

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AMERICAN SUPERCONDUCTOR CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors
Nominees:

	01) Laura A. Dambier	04) Barbara G. Littlefield
	02) Arthur H. House	05) Daniel P. McGahn
	03) Margaret D. Klein	06) David R. Oliver, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6:							For	Against	Abstain

2.	To approve an amendment and restatement of AMSC’s 2022 Stock Incentive Plan to add 3,250,000 shares to the total number of shares available for issuance thereunder.						☐	☐	☐

3.	To approve an amendment to AMSC’s Amended and Restated 2007 Director Stock Plan to add 150,000 shares to the total number of shares available for issuance thereunder.						☐	☐	☐

4.

To approve an amendment to AMSC’s Restated Certificate of Incorporation, as amended, to provide for exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware.

							☐	☐	☐

5.	To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent registered public accounting firm for the current fiscal year.						☐	☐	☐

6.	To approve, on an advisory basis, the compensation of AMSC’s named executive officers.						☐	☐	☐

NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Annual Meeting of Stockholders will be held via a completely virtual format through a live audio-only webcast hosted online at www.virtualshareholdermeeting.com/AMSC2024 on Friday, August 2, 2024 at 10:30 a.m., Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

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V52750-P13552

AMERICAN SUPERCONDUCTOR CORPORATION

114 East Main Street

Ayer, Massachusetts 01432

Proxy for the Annual Meeting of Stockholders to be held on Friday, August 2, 2024

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned stockholder(s) of American Superconductor Corporation (the “Company”), revoking all prior proxies, hereby appoint(s) Daniel P. McGahn, John W. Kosiba, Jr. and John R. Samia, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock of the Company which the undersigned would be entitled to vote if virtually present at the Annual Meeting of Stockholders of the Company to be held virtually via live webcast at www.virtualshareholdermeeting.com/AMSC2024, on Friday, August 2, 2024, at 10:30 a.m., Eastern Time, or at any continuation, postponement or adjournment thereof (the “Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of all nominees for director and FOR proposals 2, 3, 4, 5 and 6. Attendance of the undersigned at the Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote electronically at the Meeting.

The proxies, in their discretion, are further authorized to vote (i) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter that the Board of Directors did not know would be presented at the Meeting by a reasonable time before the proxy solicitation was made, and (iii) on any other matters that may properly come before the Meeting or any continuations, adjournments or postponements thereof.

Continued and to be signed on reverse side